UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Precipio, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

4 Science Park
New Haven, Connecticut 06511
April 25, 2023
Dear Stockholder:
You are cordially invited to attend our 2023 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held virtually via live webcast at www.virtualshareholdermeeting.com/PRPO2023, on Thursday, June 15, 2023, at 10:00 a.m. Eastern Time. You will be able to attend the meeting online and submit questions during the meeting by visiting the website listed above. You will also be able to vote your shares electronically at the Annual Meeting. The meeting will be held online only. We are pleased to use the virtual meeting format to facilitate stockholder attendance, voting, and questions by leveraging technology to communicate more effectively and efficiently with our stockholders. This format allows stockholders to participate fully from any location, without the cost of travel. Because the Annual Meeting is virtual and being conducted electronically, stockholders cannot attend the Annual Meeting in person. Instructions regarding how to attend the meeting online and details concerning the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement which are a part of this invitation.
At the Annual Meeting, stockholders will be asked to vote on each of the four proposals set forth in the Notice of Annual Meeting of Stockholders and the proxy statement, which describes the formal business to be conducted at the Annual Meeting and follow this letter.
It is important that your shares are represented and voted at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope or vote electronically via the Internet or by telephone, if permitted by the broker or other nominee that holds your shares. Voting electronically, by telephone, or by returning your proxy card in advance of the Annual Meeting does not deprive you of your right to attend the Annual Meeting. Please review the instructions on each of your voting options described in the Proxy Statement.
If you have any questions concerning this Proxy Statement or our upcoming Annual Meeting and you are the stockholder of record of your shares, please contact Precipio, Inc.’s Chief Executive Officer Ilan Danieli at (203) 787-7888 ex. 536. If your shares are held by a broker or other nominee (that is, in “street name”), please contact your broker or another nominee for questions concerning the Annual Meeting.
Thank you for your continued support. We look forward to seeing those of you who will be able to attend the Annual Meeting.
Sincerely yours,

/s/ Ilan Danieli

Ilan Danieli
Chief Executive Officer

4 Science Park
New Haven, Connecticut 06511
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held June 15, 2023
To the Stockholders of Precipio, Inc.:
Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Precipio, Inc. (the “Company”) will be held virtually via live webcast at www.virtualshareholdermeeting.com/PRPO2023, on Thursday, June 15, 2023, at 10:00 a.m. Eastern Time. Stockholders will be able to listen to and participate in the meeting live, submit questions, and vote by entering the 16-digit control number included on your proxy card. Because the Annual Meeting is virtual and being conducted electronically, stockholders cannot attend the Annual Meeting in person. The Annual Meeting is being held for the following purposes:
1.	To elect Richard Sandberg, Douglas Fisher, M.D. and Jeffrey Cossman, M.D. as Class II directors for terms to expire in 2026;
2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023;
3.
To authorize the Company’s Board of Directors to, in its discretion, to amend the Company’s Third Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-30 at any time prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting without further approval or authorization of our stockholders and with our Board of Directors able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion, and, in connection therewith, to decrease the number of authorized shares of our common stock on a basis proportional to the reverse stock split ratio; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Only stockholders of record at the close of business on Friday, April 21, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting.
The Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will begin promptly at 10:00 a.m. Eastern Time on Thursday, June 15, 2023. Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow approximately 15 minutes for the online check-in procedures.
Your vote is important. We encourage you to vote in advance, even if you plan to attend the Annual Meeting online. To vote online or by phone, you will need to use your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form.
The Company is pleased to take advantage of Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish their proxy materials over the Internet. The Company is mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the proxy materials and our Annual Report for the fiscal year ended December 31, 2022 on Form 10-K filed with the SEC on March 30, 2023 (“Annual Report”). The Notice of Internet Availability contains instructions on how to access those documents and to cast your vote via the Internet. The Notice of Internet Availability also contains instructions on how to request a paper copy of our proxy materials and our Annual Report. This method of notice and access gives the Company a low-cost way to furnish stockholders with their proxy materials. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise.

The Notice of Internet Availability will be mailed on or about April 25, 2023 to our beneficial owners and stockholders of record who owned our common stock at the close of business on the Record Date. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials and the Annual Report by mail. This process allows the Company to provide its stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.
In order to attend the Annual Meeting virtually, you will be required to enter the control number provided in the Notice of Availability or the proxy card at www.virtualshareholdermeeting.com/PRPO2023. Beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting. You will not be able to attend the Annual Meeting in person.
Your vote is important. Whether or not you are able to attend the Annual Meeting and vote your shares online, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy over the Internet or by telephone as described in the instructions included in the Notice of Availability or by signing, dating and returning the proxy card. Voting promptly will help avoid the additional expense of further solicitation to ensure a quorum at the meeting.
We encourage you to access the Annual Meeting early. Online check-in will begin approximately 15 minutes before 4:00 pm Eastern Time. If you encounter difficulties during the check-in or meeting time, we have technicians available to help you. The technical support contact information will be posted on the virtual meeting login page.
Thank you for your continued support.
By Order of the Board of Directors

/s/ Ilan Danieli

Ilan Danieli, Chief Executive Officer
Connecticut
April 25, 2023
Whether or not you expect to attend the Annual Meeting, we urge you to vote for your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save Precipio, Inc. the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on Thursday, June 15, 2023. This Proxy Statement, the accompanying form of proxy card and our Annual Report, including consolidated financial statements, are available on the Internet at http://precipiodx.com. Under rules issued by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet. The information contained on or that may be obtained from our website is not, and shall not be, deemed to be, a part of this Proxy Statement. You can review filings we make with the SEC at its website (www.sec.gov), including our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports electronically filed or furnished pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as. Our Code of Conduct and Ethics and the charters of our Nominating and Governance Committee, Audit Committee, and Compensation Committee of the Board of Directors may be accessed within the Investor Relations section of our website.

Page

GENERAL INFORMATION FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS	1
VOTING SECURITIES AND BENEFICIAL OWNERSHIP BY PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS	9
MATTERS TO BE VOTED ON:
PROPOSAL NO. 1—ELECTION OF CLASS II DIRECTORS	10
PROPOSAL NO. 2—RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS PRECIPIO’s INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023	38
PROPOSAL NO. 3—APPROVAL OF REVERSE STOCK SPLIT	40
REPORT OF THE AUDIT COMMITTEE	49
HOUSEHOLDING	50
STOCKHOLDER PROPOSALS	50
OTHER MATTERS	51

4 Science Park
New Haven, Connecticut 06511
PROXY STATEMENT
for
2023 ANNUAL MEETING OF STOCKHOLDERS
of
PRECIPIO, INC.
GENERAL INFORMATION
The Board of Directors (the “Board”) of Precipio, Inc. (the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) which will be held virtually via live webcast at www.virtualshareholdermeeting.com/PRPO2023, on Thursday, June 15, 2023, at 10:00 a.m. Eastern Time. Stockholders will be able to listen to and participate in the meeting live, submit questions, and vote online. Because the Annual Meeting is virtual and being conducted electronically, stockholders cannot attend the Annual Meeting in person. Only stockholders of record as of the close of business on Friday, April 21, 2023 (the “Record Date”) are entitled to vote at the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will begin promptly at 10:00 a.m. Eastern Time Thursday, June 15, 2023. Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow approximately 15 minutes for the online check-in procedures.
In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares of our common stock are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April 25, 2023 to our beneficial owners and stockholders of record who owned our common stock at the close of business on the Record Date.
Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.
This proxy statement has been prepared by the management of Precipio, Inc.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.
We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2022 available to stockholders on or about April 25, 2023.
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 15, 2023:
This proxy statement and our 2022 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”), except for exhibits, will be furnished without charge to any stockholder upon written request to Precipio, Inc., 4 Science Park, New Haven, Connecticut 06511, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are also available on the SEC’s website at www.sec.gov.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?
We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 25, 2023, we will begin mailing the Notice of Availability. Our proxy materials, including the Notice of the 2023 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker, bank or other nominee), a voting instruction form, and the 2022 Annual Report to Stockholders (the “2022 Annual Report”), will be mailed or made available to stockholders on the Internet on or about the same date.
How to Attend the Annual Meeting
We are pleased to use the virtual meeting format to facilitate stockholder attendance, voting and questions by leveraging technology to communicate more effectively and efficiently with our stockholders. This format allows stockholders to participate fully from any location, without the cost of travel.
To participate in the Annual Meeting, you must be a stockholder of record and log in with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form. Whether or not you participate in the Annual Meeting online, it is important that your shares are included in the voting process.
If you are a beneficial stockholder, please follow the instructions on the voting instruction form provided by your bank or broker or other nominee to attend the Annual Meeting online. Please contact your bank or broker if you have questions about how to obtain your control number.
Interested persons may also access the Annual Meeting as guests, but will not be able to vote or ask questions during the Annual Meeting.
How to Ask Questions at the Annual Meeting
Stockholders may submit questions during the Annual Meeting using the “Ask a Question” field on the virtual meeting website.
You will need to log in with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form to submit a question.
Time has been allocated on the agenda to respond to questions submitted during the Annual Meeting. Questions we do not answer during the Annual Meeting will be answered in writing and posted on the Company’s website at www.precipiodx.com/investors.html. Please refer to the Annual Meeting Rules of Conduct and Procedures for more information on how to ask questions. The Rules of Conduct and Procedures are available at www.proxyvote.com and during the Annual Meeting at www.virtualshareholdermeeting.com/PRPO2023.
A replay of the Annual Meeting will be made available promptly at www.precipiodx.com/investors.html and remain available for at least one year.
Why did I Receive a Notice of Internet Availability of Proxy Materials in the Mail instead of a Full Set of Proxy Materials?
We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet.Accordingly, we have sent to our stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy may be found in the Notice of Internet Availability of Proxy Materials. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically will remain in effect until the stockholder changes the stockholder’s election.
What Does it Mean if I Receive More than One Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

What proposals will be voted on at the Annual Meeting?
There are four matters on which a vote is scheduled at the Annual Meeting:
(1)
The election of Richard Sandberg, Douglas Fisher, M.D. and Jeffrey Cossman, M.D. as Class II directors to serve until the 2026 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his or her earlier death, resignation or removal (“Election of Directors Proposal”);

(2)
The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023 (“Ratification of Appointment of Independent Registered Public Accounting Firm Proposal”); and

(3)
The approval of the authorization of the Company’s Board of Directors to, in its discretion, to amend the Company’s Third Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-30 at any time prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting without further approval or authorization of our stockholders and with our Board of Directors able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion, and, in connection therewith, to decrease the number of authorized shares of our common stock on a basis proportional to the reverse stock split ratio (“Reverse Stock Split Proposal”).

Who is soliciting my vote?
Our Board of Directors is soliciting your vote for the Annual Meeting.
Who Can Vote?
Stockholders who owned common stock at the close of business on Friday, April 21, 2023 (the “Record Date”), are entitled to vote at the Annual Meeting.
On the Record Date, there were 23,436,798 shares of our common stock outstanding and entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder.
You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the Annual Meeting in person may revoke the proxy and vote at the Annual Meeting.
What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?
If your shares are registered in your name with our transfer agent EQ Shareowner Services you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.
If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.
How Do I Vote?
Whether you plan to attend the virtual Annual Meeting online or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and how your shares should be voted with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the virtual Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, EQ Shareowner Services, or you have stock certificates, you may vote:
•
By mail. Complete and mail the proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted as recommended by the Board. Proxy cards submitted by mail must be received no later than by June 14, 2023 to be voted at the Annual Meeting.

•
By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or the proxy card. Votes submitted by telephone must be received by 11:59 p.m., Eastern Time, on June 14, 2023.

•
By Internet (before the Annual Meeting). You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or the proxy card. Votes submitted through the Internet must be received by 11:59 p.m., Eastern Time, on June 14, 2023.

•
By Attending the Virtual Annual Meeting. This year’s Annual Meeting will be a completely virtual meeting of stockholders and will be webcast live over the internet. Please go to www.virtualshareholdermeeting.com/PRPO2023 for instructions on how to attend and participate in the Annual Meeting. You will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form. If you previously voted via the Internet (or by telephone or mail), you will not limit your right to vote virtually at the Annual Meeting. The Annual Meeting webcast will begin promptly On Thursday, June 15, 2023 at 10:00 a.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures. Please note that to participate in the Annual Meeting, you will need to contact the bank, broker or other nominee who holds your shares to obtain a broker’s proxy card and use the control number found on the broker’s proxy card.

What Constitutes a Quorum for the Annual Meeting?
Our Amended and Restated Bylaws (the “Bylaws”), provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. There are 23,436,798 shares of our common stock outstanding and entitled to vote on the record date. Therefore, a quorum will be present if 11,718,400 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.
Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How is the vote counted?
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Third Amended and Restated Certificate of Incorporation, or bylaws.
Each holder of common stock is entitled to one vote for each share held by such stockholder as of the record date on each matter to come before the Annual Meeting, including the election of a director. Votes cast during the Annual Meeting or by proxy by mail, via the Internet or by telephone will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether a quorum is present. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast on the proposal, meaning that the three director nominees receiving the most votes “FOR” will be elected. If nominees are unopposed, election requires only a single “FOR” vote. Shares voting “withheld” have no effect on the election of directors.
The vote required, and the method of calculation, for each proposal at the Annual Meeting is described below. To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast on the proposal, meaning that the four director nominees receiving the most votes “FOR” will be elected. If nominees are unopposed, election requires only a single “FOR” vote. Shares voting “withheld” have no effect on the election of directors.
The vote required, and the method of calculation, for each proposal at the Annual Meeting is described below.
Proposal	Vote Required	Discretionary Voting Permitted?
Election of Directors	Plurality	No
Approval of the Ratification of the Appointment of Marcum LLP as our Independent Registered Public Accounting Firm	Majority of votes cast	Yes
Approval of Reverse Stock Split	Majority of votes cast	Yes
Proposal One – Election of Directors
The three class II director nominees receiving the highest number of votes, in person or by proxy, will be elected. You may vote “FOR” all nominees, “WITHHOLD” for all nominees, or you may vote “FOR” all nominees except for one or more nominees you “WITHHOLD” by specifying the name of the nominees on your proxy card. This proposal is not considered to be a discretionary item, so if you do not instruct your broker how to vote with respect to this proposal, your broker may not vote on this proposal, and those votes will be counted as broker “non-votes.” Withheld votes and broker non-votes will have no effect on the outcome of the election of the directors.
Proposal Two – Approval of the Ratification of Marcum LLP as our Independent Registered Public Accounting Firm
Approval of this proposal requires the affirmative vote of a majority of the votes properly cast for and against this proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting on this proposal. If you abstain from voting on this proposal, the abstention will have no effect on the proposal. This proposal is considered to be a discretionary item, and your broker will be able to vote on this proposal even if it does not receive instructions from you. Accordingly, we do not anticipate that there will be any broker non-votes on this proposal; however, any broker non-votes will have no effect on this proposal.
Proposal Three – Approval of Reverse Stock Split
To approve Proposal 3, holders of a majority of the votes cast on the matter must vote “FOR” the proposal. For amending the Company’s Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of Company common stock (without reducing the authorized number of shares of Company common stock), in the range of 1-for-2 to 1-for-30 share if and when determined by the Company’s board of directors, the votes cast “FOR” must exceed the votes cast “AGAINST.” If you abstain from voting on this proposal, the abstention will have no effect on the proposal. This proposal is considered to be a discretionary item, and your broker will be able to vote on this proposal even if it does not receive instructions from you. Accordingly, we do not anticipate that there will be any broker non-votes on this proposal; however, any broker non-votes will have no effect on this proposal.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
What do I do if my shares are held in “street name”?
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.
How does the Board recommend that you vote on the proposals?
Our Board recommends that you vote:
•	“FOR” Election of Directors Proposal
•	“FOR” Ratification of Appointment of Independent Registered Public Accounting Firm Proposal; and
•	“FOR” Reverse Stock Split Proposal.
What happens if the Annual Meeting is postponed or adjourned?
Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.
If there are insufficient votes to approve Proposals 1, 2 or 3, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposal. If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:
•	signing a new proxy card and submitting it as instructed above;
•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above – only your latest Internet or telephone vote will be counted;
•	if your shares are registered in your name, notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; o
•	attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.
Will My Shares Be Voted If I Do Not Return My Proxy Card?
If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail, telephone, internet or vote at the Annual Meeting as described above under “How Do I Vote?” If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market or Nasdaq) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations:
•	Proposal 1 – Election of Directors is considered a non-routine matter.
•	Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm is considered a routine matter.
•	Proposal 3 – Reverse Stock Split Proposal is considered a routine matter.

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares, the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for the Ratification of Appointment of Independent Registered Public Accounting Firm.
The bank, broker or other nominee does not have authority to vote your unvoted shares for Election of Directors Proposal, Reverse Stock Split Proposal and the Adjournment Proposal, which are all matters on which banks, brokers or other nominees are expected to have discretionary voting authority under applicable stock exchange rules.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above.
How do I ask questions during the Virtual Annual Meeting?
Stockholders may submit questions during the Annual Meeting using the “Ask a Question” field on the virtual meeting website. You will need to log in with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form to submit a question. Please refer to the Annual Meeting Rules of Conduct and Procedures for more information on how to ask questions. The Rules of Conduct and Procedures are available at www.proxyvote.com and during the Annual Meeting at www.virtualshareholdermeeting.com/PRPO2023.
Where may I find copies of Proxy Materials and the Annual Report?
The Notice of Internet Availability of Proxy Materials and Proxy Statement and Annual Report are posted on the Company’s website at www.precipiodx.com/investors.html and at www.proxyvote.com.
Who is paying for this proxy solicitation?
In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What Interest Do Officers and Directors Have in Matters to Be Acted Upon?
Members of the Board of Directors and executive officers of the Company do not have any interest in any proposal that is not shared by all other stockholders of the Company except for Proposal One.
Do I Have Dissenters’ Rights of Appraisal?
Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.
What are the consequences if the Reverse Stock Split Proposal is not approved by stockholders?
If stockholders fail to approve the Reverse Stock Split Proposal, our Board of Directors would not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our common stock on the Nasdaq Stock Market, or Nasdaq, by increasing the per share trading price of our common stock to help ensure a price per share high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board of Directors to effect the Reverse Stock Split could expose us to delisting from Nasdaq.
Will the Company change its name as a result of the Reverse Stock Split?
No. The Company will retain the name “Precipio, Inc.” and will remain incorporated under the laws of the State of Delaware.
Will the Reverse Stock Split change the business of the Company?
No. The Reverse Stock Split will not change the current business of the Company.

Will the Company have the same directors and executive officers that the Company currently has following the Reverse Stock Split?
Yes. The executive officers and members of the Board will not change as a result of the Reverse Stock Split.
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on Monday June 13, 2022: The Notice of Annual Meeting of Stockholders, our Proxy Statement and our 2022 Annual Report are available at www.proxyvote.com.
The following documents are being made available to all stockholders entitled to notice of and to vote at the Annual Meeting:
1)	This proxy statement.
2)	The accompanying proxy.
3)	Our 2022 Annual Report.
The 2022 Annual Report includes our consolidated financial statements for the fiscal year ended December 31, 2022, but is not a part of this proxy statement. You can also find a copy of our 2022 Annual Report on Form 10-K on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the Investor Relations section of our website at http://precipiodx.com.
How may stockholders submit matters for consideration at an annual meeting?
The required notice must be in writing and received by our corporate secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (A) the 90th day prior to the scheduled date of such annual meeting or (B) the tenth day following the day on which public announcement of the date of such annual meeting was first made.
In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2024 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than January 2, 2024. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 16, 2024. Stockholder proposals and the required notice should be addressed to our Secretary at our principal executive offices at the address set forth above.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four (4) business days after the Annual Meeting.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP BY
PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS
Beneficial Ownership of Common Stock
On the Record Date there were 23,436,798 issued and outstanding shares of our common stock and 47 outstanding shares of Series B preferred stock
The following table provides information known to the Company with respect to beneficial ownership of the Company’s common stock by its directors, by its named executive officers, by all of its current executive officers and directors as a group, and by each person the Company believes beneficially owns more than 5% of its outstanding common stock as of the Record Date. Percentage ownership calculations for beneficial ownership for each person or entity are based on 23,436,798 shares outstanding as of the Record Date, April 21, 2023. The number of shares beneficially owned by each person or group as of the Record Date includes shares of the Company’s common stock that such person or group had the right to acquire on or within 60 days after the Record Date, including, but not limited to, upon the exercise of options, warrants to purchase common stock or the conversion of securities into common stock. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Precipio, Inc., 4 Science Park, New Haven, CT 06511. Beneficial ownership information of persons other than our current executive officers and directors is based on available information including, but not limited to, Schedules 13D, 13F or 13G filed with the SEC or information supplied by these persons.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Named Executive Officers and Directors:
Ilan Danieli(1)	516,458	2.2%
Jeffrey Cossman, M.D.(2)	148,457	*
David S. Cohen(3)	900,673	3.8%
Richard Sandberg(4)	159,336	*
Douglas Fisher, M.D.(2)	126,707	*
Kathleen D. LaPorte(2)	126,240	*
Ron A. Andrews(2)	83,448	*
Ayman Mohamed(5)	233,989	*
All executive officers and directors as a group (11 persons)(6)	2,672,104	10.6%
(1)
Consists of 11,314 shares of Common Stock owned by IDP Holdings, LLC. (Mr. Danieli is the sole member and manager of IDP Holdings, LLC), 45,732 shares of Common Stock owned by Mr. Danieli pursuant to acquisitions under a 10b5-1 plan and 459,412 shares of Common Stock issuable to Mr. Danieli upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date.

(2)	Consists solely of shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date.
(3)
Consists of (i) 669,427 shares of Common Stock; (ii) 74,539 shares of Common Stock issuable upon exercise of warrants to purchase shares of Common Stock that are exercisable or will become exercisable within 60 days after the Record Date; and (iii) 126,707 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date.

(4)
Consists of 40,846 shares of Common Stock owned by Mr. Sandberg and 118,490 shares of Common Stock issuable to Mr. Sandberg upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date.

(5)
Consists of 3,799 shares of Common Stock owned by Mr. Mohamed and 230,190 shares of Common Stock issuable to Mr. Mohamed upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date.

(6)	Includes shares which may be acquired by executive officers and directors as a group within 60 days after the Record Date through the exercise of stock options or warrants.

PROPOSAL ONE
ELECTION OF DIRECTORS
Board of Directors and Committees
Our Board consists of seven directors which are elected by the holders of our common stock. The Board is divided into three classes, Class I, Class II and Class III, with directors in each class serving for a term of three years.
The term of office of the current Class I, Class II and Class III and the directors representing each class is set out below.
NAME	Term expiry	Class
Ilan Danieli	2025 Annual Meeting	I
David S. Cohen	2025 Annual Meeting	I
Douglas Fisher, M.D.	2023 Annual Meeting	II
Jeffrey Cossman, M.D.	2023 Annual Meeting	II
Richard Sandberg	2023 Annual Meeting	II
Kathleen D. LaPorte	2024 Annual Meeting	III
Ron A. Andrews	2024 Annual Meeting	III
Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the Annual Meeting of stockholders in the year in which their term expires.
The Board has nominated Douglas Fisher M.D., Jeffery Cossman M.D. and Richard Sandberg for election by the stockholders as the Class II directors to serve three-year terms expiring at the Annual Meeting of stockholders in 2026. Each of the nominated directors has expressed his intention to continue to serve on the Board if elected. There are no arrangements or understandings between each of the directors and any other person pursuant to which they were selected as nominees.
Our Amended and Restated Bylaws provide that directors are elected by a plurality vote. Therefore, our directors will be elected as if they are the nominees receiving the highest number of affirmative votes. This means that votes withheld and broker non-votes with respect to the election of the directors will have no effect on the election of such directors. If one of the directors is unable to serve as a director, the Board may nominate a substitute nominee. In that case, the Board will vote all valid proxies that voted in favor of the director that is unable to serve, for the election of the substitute nominee.
Certain biographical information regarding our director nominees and directors continuing in office after the Annual Meeting, including their ages is set forth below in “Information About Our Board Of Directors”. In each individual’s biography we have highlighted specific experience, qualifications, and skills that have led the Board to conclude that such individual is a valued member of our Board. In addition to these specific attributes, all of our directors have significant expertise in one or more areas of importance to our business and have high-level managerial experience in relatively complex organizations or are accustomed to dealing with complex problems. We believe all of our directors are individuals of high character and integrity, are able to work well with others, and have sufficient time to devote to the affairs of our company.
Vote Required
The nominees for director who receive the greatest number of votes FOR election (also known as a plurality) will be elected as directors. If nominees are unopposed, election requires only a single “FOR” vote. Shares voting “withheld” have no effect on the election of directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE DIRECTOR NOMINEES NAMED IN PROPOSAL ONE

INFORMATION ABOUT OUR BOARD OF DIRECTORS
BOARD COMPOSITION
Our Board of Directors is made up of seven individuals, each with a valuable core set of skills, talents and attributes that make them appropriate for our Company’s Board as a whole. When searching for new Board candidates, the Nominating and Governance Committee considers the evolving needs of the Company’s global business and searches for Board candidates that fill any current or anticipated future needs or gaps in skills, experience and overall Board composition.
Board Practices Support Thoughtful Board Composition
Board Composition to Support Company Strategy
The Board and the Nominating and Governance Committee regularly evaluate the size and composition of the Board to ensure appropriate alignment with the Company’s evolving business and strategic needs.
Policy on Board Diversity
The Board believes that it is essential that directors represent diverse perspectives, skills and experience. When evaluating the various qualifications, experiences and backgrounds of Board candidates, the Board reviews and discusses many aspects of diversity such as gender, race, national origin, education, professional experience, geographic representation and differences in viewpoints and skills. To the extent possible, director recruitment efforts include several of these factors and the Board strives to recruit candidates that enhance the Board’s diversity.
Board Refreshment
The Board believes the fresh perspectives brought by new directors are critical to a forward-looking and strategic Board when appropriately balanced by the deep understanding of the Company’s business provided by longer-serving directors.
Director Succession Planning
The Nominating and Governance Committee reviews the short- and long-term strategies and interests of the Company to determine what current and future skills and experience are required of the Board in exercising its oversight function.
Our Board’s Qualifications
As determined by our Board and the Nominating and Governance Committee, all of our directors and director candidates possess the following qualifications:
Director Qualification	Description
Financial Literacy	Directors and candidates should be “financially literate” as such qualification is interpreted by the Board in its business judgment.

Leadership Experience
Directors and candidates should possess significant leadership experience, such as experience in business, finance/accounting, financial services regulation, education or government, and shall possess qualities reflecting a proven record of accomplishment and ability to work with others.

Commitment to Our Values	Directors and candidates shall be committed to promoting our financial success and preserving and enhancing our business and ethical reputation, as embodied in our codes of conduct and ethics.

Absence of Conflicting Commitments	Directors and candidates should not have commitments that would conflict with the time requirement commitments of a director.

Director Qualification	Description
Reputation and Integrity
Directors and candidates shall be of high repute and recognized integrity and not have been convicted in a criminal proceeding (excluding traffic violations and other minor offenses). Such person shall not have been found in a civil proceeding to have violated any federal or state securities or commodities law and shall not be subject to any court or regulatory order or decree limiting his or her business activity, including in connection with the purchase or sale of any security or commodity.

Knowledge and Experience	Directors and candidates should possess knowledge and experience that will complement that of other directors and promote the creation of stockholder value.
The process undertaken by the Nominating and Governance Committee in recommending qualified director candidates is described under “Nominating and Corporate Governance Committee” below. All of our directors bring significant executive leadership derived from their careers and professions. When considering whether our current directors have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Nominating and Governance Committee and the Board of Directors focuses primarily on the information discussed in each of the director’s individual biographies described below.
NAME	AGE	Position	Board member since year
Ilan Danieli	51	Chief Executive Officer Director	2017
David S. Cohen	64	Director Member of the Nominating and Corporate Governance Committee	2017
Douglas Fisher, M.D.	47	Director Chair of the Compensation Committee Member of the Audit Committee	2017
Jeffrey Cossman, M.D.	76	Director Chair of the Nominating and Corporate Governance Committee	2017
Kathleen D. LaPorte	61	Director Chair of the Audit Committee	2018
Richard Sandberg	80	Chairman Director and Member of the Audit Committee	2019
Ron A. Andrews	63	Director Member of the Compensation Committee	2021
Ilan Danieli, Chief Executive Officer

Mr. Danieli, age 51, has served as our Chief Executive Officer and as a member of our board of directors since June 2017. Prior to that, Mr. Danieli was the founder of Precipio Diagnostics LLC and was its Chief Executive Officer from 2011 until 2017. Mr. Danieli has over 20 years managing small and medium-size companies, some of his previous experiences include Chief Operating Officer of Osiris Therapeutics, Inc., a publicly-traded company based in New York City with operations in the US, Canada, Europe and Asia; VP of Operations for Laurus Capital Management LLC, a multi-billion dollar hedge fund; and various other entrepreneurial ventures. Mr. Danieli has a Master’s in Business Administration from the Darden School of Business at the University of Virginia, and a bachelor’s degree in Economics from Bar-Ilan University in Israel. As founder and Chief Executive Officer of the Company since its inception in 2011, Mr. Danieli has developed a unique understanding of the market need. Mr. Danieli has assembled the Company’s management team and is closely familiar with the team’s skill sets and capabilities needed to execute on the Company’s vision. Furthermore, Mr. Danieli possesses both the operational, financial, sales and marketing background to contribute to the Company’s board decisions on strategy and execution.

David S. Cohen

Mr. Cohen, age 64, was appointed as a director of the Company in November 2017. Mr. Cohen is the Chief Operating Officer and co-owner of Standard Oil of Connecticut, Inc. the largest independent petroleum retailing company in Connecticut. He founded several highly successful ventures, including: Standard Security Systems, a provider of electronic security services; ResCom Energy, a multi-state supplier of deregulated electricity; Moneo Technology Solutions, a provider of security and network infrastructure solutions; and My Gene Counsel, a cancer bioinformatics company. Mr. Cohen is also a highly experienced investor in numerous start-up and early stage businesses. He currently serves on the Boards of: Gallatin Financial LLC, Emme Controls LLC, Foresite MSP, LLC, My Gene Counsel, LLC, The Platt & LaBonia Company LLC, and Sirona Medical Technologies, Inc.. Mr. Cohen holds a B.A. from Harvard College and Master’s in Business Administration from the Harvard Business School. Mr. Cohen brings to the Board a wealth of experience as a serial entrepreneur that has built several successful companies, as well as a strong investment track record. Mr. Cohen has been an early-stage investor in Precipio, Inc. and brings his deep familiarity of the business to help guide management and the Board in its strategy.
Douglas Fisher, M.D.

Mr. Fisher, age 47, was appointed as director of the Company in September 2017. Dr. Fisher is currently Partner at Revelation Partners, LLC, a venture capital firm, where he has worked since March 2020. Prior to joining Revelation, Dr. Fisher was a Partner and Executive-In-Residence at InterWest Partners LLC (“InterWest”) for almost 14 years where he focused on biopharma, diagnostics, and medical device investing. While at InterWest, Dr. Fisher also served as the Chief Business Officer of Sera Prognostics, Inc. (NASDAQ: SERA), a diagnostics company based in Salt Lake City, UT. Prior to InterWest, Dr. Fisher served as Vice President of New Leaf Venture Partners LLC, a private equity and venture capital firm, from January 2006 to March 2009. Prior to joining New Leaf, Dr. Fisher was a project leader with The Boston Consulting Group, Inc., a global management consulting firm, from November 2003 to February 2006. He currently serves on the board of Aspen Neurosciences, and previously served on the boards of Obalon Therapeutics, Inc., Gynesonics, Inc., Lycera Pharmaceuticals Corp, Indi Molecular, Inc., QuatRx Pharmaceuticals Company, Cardiac Dimensions, PMV Pharmaceuticals, Inc., and Sera Prognostics, Inc. Dr. Fisher holds an A.B. and a B.S. from Stanford University, an M.D. from the University of Pennsylvania School of Medicine and an MBA from The Wharton School of Business at the University of Pennsylvania. Dr. Fisher’s diverse background as both a physician, and an investor in biotech markets, is extremely beneficial to the Board in planning the Company’s strategic growth and how to approach and manage the financial markets.

Jeffrey Cossman, M.D.

Dr. Cossman, age 76, was appointed as a director of the Company in September 2017. Dr. Cossman is a world-recognized expert in medical diagnostics with a career spanning research, academics and industry. From 2014 to 2022, Dr. Cossman was Medical Advisor for Epigenomics AG. from 2010 to 2014, Dr. Cossman was Founder, Chief Executive Officer and Chairman of the Board at United States Diagnostic Standards, Inc.. He is a Co-Founder of the Association for Molecular Pathology (AMP). He was a member of the Board of Directors of The Personalized Medicine Coalition from 2008 to 2014. Dr. Cossman served as Chief Scientific Officer and as member of the Board of Directors of The Critical Path Institute, and as Medical Director of Gene Logic, Inc. He was Professor and Chairman of the Department of Pathology at Georgetown University Medical Center where he was the Oscar Benwood Hunter Chair of Pathology. He served as Senior Investigator in Hematopathology at the National Cancer Institute. Dr. Cossman holds a B.S. from the University of Michigan and an M.D. from the University of Michigan Medical School. He is board-certified in Pathology and trained in Pathology and Hematopathology at the University of Michigan, Stanford University and the National Institutes of Health. The Board believes that, as former Chairman of the Department of Pathology of Georgetown University, a premier academic institution, Dr. Cossman provides significant insight and guidance as to how the company should execute on its model. Furthermore, his experience in the molecular diagnostics field is significant to the Company’s strategy. He is a pioneer of the field of Molecular Diagnostics and invented some of the first DNA-based molecular diagnostic tests for cancer, which are now in worldwide clinical use.
Kathleen D. LaPorte

Ms. LaPorte, age 61, was appointed as a director of the Company in 2018. Ms. LaPorte is an executive and venture capital investor with 30 years’ experience building innovative life sciences companies. Ms. LaPorte served as general partner with Sprout Group from 1993 to 2005. Ms. LaPorte was one of the founders of New Leaf Venture Partners in 2005 and stayed with New Leaf Venture Partners until 2011. She was a co-founder of HealthTech Capital, a group of healthcare technology focused private and corporate investors. Ms. LaPorte served as chief business officer and later as CEO of Nodality Inc., an immuno-oncology diagnostics company during the years 2014 to 2016. In addition to the above, Ms. LaPorte served as a member of the audit committee of Affymax, Inc. during years 2002 to 2013. She currently serves as Audit Committee Chair of Bolt Biotherapeutics, Inc., Compensation Committee Chair of 89bio, Inc., the Board of Phoenix Biotech Acquisition Corporation, and on several private company boards. Ms. LaPorte has a B.S. in biology from Yale University and an MBA from Stanford University Graduate School of Business. Ms. LaPorte’s experience complements the diverse expertise of our board with relevant skills and network from her years of involvement within the diagnostic sphere.

Richard Sandberg, Chairman

Mr. Sandberg, age 80, was appointed as director of the Company in 2019 and has served as our Chairman of the Board of directors since March 2021. Mr .Sandberg is a seasoned executive with a substantial track record as an executive in and a director of emerging diagnostic companies like Precipio. In 1984, Mr. Sandberg founded Dianon Systems, Inc., a leading anatomic pathology laboratory based in Stratford, CT and served at various times as its Chairman, Chief Executive Officer, and Chief Financial Officer. More recently, Mr. Sandberg served from 2008 to June of 2019 as Chairman of Oxford Immunotec Global PLC and as a Director from 2008 until its sale to PerkinElmer, Inc. in March, 2021. Between those assignments he served as Chairman and Chief Financial Officer of Lifecodes Corporation, a pioneer in DNA testing technology; Chief Financial Officer and Director of Matritech, Inc., a publicly traded biotechnology company specializing in proteomic diagnostic products for the early detection of a variety of cancers; and as Chief Financial Officer of Critical Diagnostics Inc, a company specializing in developing new diagnostic tests for cardiology. Mr. Sandberg currently serves as the Chairman and Chief Executive Officer of Resolys Bio, Inc., a privately held pharmaceutical company focused on treating chronic traumatic brain injury, a position has held since September 2017. Mr. Sandberg brings substantial market, operational, and financial experience to the Board which can contribute to the Company’s board decisions on strategy and execution.
Ron A. Andrews

Mr. Andrews, age 63, was appointed a director of the Company in March 2021. Mr. Andrews is currently Managing Partner, Ph Blueprint, a strategic advisory firm supporting companies in the Diagnostics and Molecular Diagnostics markets. Prior to December of 2022, he served as the President and Chief Executive Officer of Oncocyte Corporation since July 1, 2019. Mr. Andrews is the founder and former principal of the Bethesda Group, a consulting firm that advises companies in the molecular diagnostics and genomics fields. Prior to founding the Bethesda Group Psychological Services, LLC in 2015, Mr. Andrews served as President of the Genetic Sciences Division of Thermo Fisher Scientific Inc. (“Thermo Fisher”) from September 2013 to December 2014, and as the President of Medical Sciences Venture for Life Technologies Corporation (“Life Technologies”) from February 2012 to September 2013 when Life Technologies was acquired by Thermo Fisher. From 2004 to December 2010, Mr. Andrews was the Chief Executive Officer and Vice Chairman of the Board of Directors of Clarient, Inc., a cancer diagnostics company From December 2010 to February 2012, he served as CEO of GE Molecular Diagnostics after Clarient was acquired by GE Healthcare. Mr. Andrews also held management positions with companies in diagnostics and related medical fields, including Roche Molecular Diagnostics, Immucor, Inc., and Abbott Laboratories. Mr. Andrews also serves as the Executive Chairman of SimBioSys, Inc, a Chicago based AI company. Mr. Andrews is also a member of the Board of Governors of CancerLinQ LLC, a wholly-owned non-profit subsidiary of the American Society of Clinical Oncology. Mr. Andrews Graduated from Wofford College in 1981 with degrees in Biology and Chemistry.

Mr. Andrews’ focus on democratizing important academic capabilities to empower community oncologists and pathologists with diagnostic tools that enable accurate, rapid delivery of important information allowing them to provide the best care for their patient is of significant value to the Company growing its products business.
Code of Business Conduct and Ethics
On March 1, 2021, certain stylistic, technical and administrative amendments to the Company’s Code of Business Conduct and Ethics applicable to directors, officers and employees of the Company and its subsidiaries (including our principal executive officer, principal financial officer, principal accounting officer and controller) as approved by the Board, upon recommendation from the Governance and Nominating Committee, took effect. The Code of Business Conduct and Ethics is available in the Investor Relations section of our website at www.precipiodx.com. In order to satisfy our disclosure requirements under Item 5.05 of Form 8-K, we will disclose amendments to, or waivers of, certain provisions of our Code of Business Conduct and Ethics relating to our chief executive officer, chief financial officer, chief accounting officer, controller or persons performing similar functions on our website promptly following the adoption of any such amendment or waiver. The Code provides that any waivers of, or changes to, the Code that apply to the Company’s executive officers or directors may be made only by the Audit Committee. In addition, the Code includes updated procedures for non-executive officer employees to seek waivers of the Code.
Corporate Governance
Our Board has determined that having an independent director serve as the Chairperson of the Board is in the best interests of our stockholders. Our Chairperson of the Board is Mr. Richard Sandberg. We believe that this leadership structure enhances the accountability of our CEO to the Board and strengthens the Board’s independence from management. While both Mr. Sandberg and Mr. Danieli are actively engaged in significant matters affecting our Company, such as long-term strategy, we believe splitting these leadership positions enables Mr. Danieli to focus his efforts on running our business and managing our Company while permitting Mr. Sandberg to focus on the governance of our Company, including Board oversight.
Anti-Hedging Policy
We have adopted an insider trading policy that, among other things, expressly prohibits all of our employees, including our named executive officers, as well as our directors, and certain of their family members and related entities, from engaging in short sales of our securities, purchases or sales of puts, calls or other derivative securities based on our securities; and purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities.
Director Attendance at Meetings
Our Board conducts its business through meetings, both in person and telephonic, and by actions taken by written consent in lieu of meetings. During the fiscal year ended December 31, 2022, our Board held thirteen (13) meetings. 12 of which meetings were held in-person or by telephone and one was through a written consent. All directors attended at least 90% of the meetings of our Board and of the committees of our Board on which they served during the fiscal year ended December 31, 2022. Our Board encourages all directors to attend our annual meetings of stockholders unless it is not reasonably practicable for a director to do so.
Executive Sessions
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least twice a year, the independent directors meet in a private session that excludes management and any non-independent directors. Each executive session of the independent directors are presided over by the Chair of the Board, if the Chair of the Board qualifies as independent, or by the lead director, if the Chair of the Board does not qualify as independent.
Director Attendance at Annual Meetings of Stockholders
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. Two out of the seven directors then serving attended our annual meeting of stockholders held in 2022.

COMMITTEES OF OUR BOARD OF DIRECTORS
Our Board has established and delegated certain responsibilities to its standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.
Audit Committee
We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee’s primary duties and responsibilities include monitoring the integrity of our consolidated financial statements, monitoring the independence and performance of our independent registered public accounting firm, and monitoring our compliance with applicable legal and regulatory requirements. The functions of the Audit Committee also include reviewing periodically with our independent registered public accounting firm the performance of the services for which they are engaged, including reviewing the scope of the annual audit and its results, reviewing with management and the auditors the adequacy of our internal accounting controls, reviewing with management and the auditors the financial results prior to the filing of quarterly and annual reports, reviewing fees charged by our independent registered public accounting firm and reviewing any transactions between our Company and related parties. Our independent registered public accounting firm reports directly and is accountable solely to the Audit Committee. The Audit Committee has the sole authority to hire and fire the independent registered public accounting firm and is responsible for the oversight of the performance of their duties, including ensuring the independence of the independent registered public accounting firm. The Audit Committee also approves in advance the retention of, and all fees to be paid to, the independent registered public accounting firm. The rendering of any auditing services and all non-auditing services by the independent registered public accounting firm is subject to prior approval of the Audit Committee.
The Audit Committee operates under a written charter which is available in the Investor Relations section of our website at www.precipiodx.com. The Audit Committee is required to be composed of directors who are independent under the rules of the SEC and Nasdaq’s listing standards.
Fiscal year 2022 activity
During fiscal year ended December 31, 2022, the Audit Committee fulfilled its duties and responsibilities as outlined in the charter. The Committee meets at least twice each quarter; once in connection with quarterly Board meetings and once to review the quarterly Form 10-Q or annual Form 10-K. In addition, the Committee meets as needed to address emerging accounting, compliance, or other matters or for educational training. Specifically, the Committee:
•	Reviewed and discussed with management and the independent registered public accounting firm the Company’s consolidated financial statements and related periodic reports filed with the SEC;
•
Met in periodic executive sessions with each of management and the independent registered public accounting firm to discuss the results of the audit by the independent auditors, their evaluations of internal controls, and the overall quality of the Company’s financial reporting, and any other matters as appropriate; and

•	Reviewed the Company’s related party transactions and Policy for Related Party Transactions
The current members of the Audit Committee are directors Ms. LaPorte, the Chairperson of the Audit Committee, Dr. Fisher and Mr. Sandberg, all of whom have been determined by the Board to be independent under the Nasdaq listing standards and rules adopted by the SEC applicable to audit committee members. The Board has determined that Ms. LaPorte, Dr. Fisher and Mr. Sandberg each qualifies as an “audit committee financial expert” under the rules adopted by the SEC and the Sarbanes Oxley Act of 2002. The Audit Committee met eight (8) times during the fiscal year ended December 31, 2022. Four times were during each of the quarterly meetings and four (4) additional were telephonic meetings in conjunction with the filings of the quarterly and annual reports of the Company. The Audit Committee did not take any actions by written consent.
Compensation Committee
The primary duties and responsibilities of our standing Compensation Committee are to review, modify and approve the overall compensation policies for the Company, including the compensation of the Company’s Chief Executive Officer and other senior management; establish and assess the adequacy of director compensation; and

approve the adoption, amendment and termination of the Company’s stock option plans, pension and profit sharing plans, bonus plans and similar programs. The Compensation Committee may delegate to one or more officers the authority to make grants of options and restricted stock to eligible individuals other than officers and directors, subject to certain limitations. Additionally, the Compensation Committee has the authority to form subcommittees and to delegate authority to any such subcommittee. The Compensation Committee also has the authority, in its sole discretion, to select, retain and obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisors and consultants. Moreover, the Compensation Committee has sole authority to retain and terminate any compensation consultant to assist in the evaluation of director, Chief Executive Officer or senior executive compensation, including sole authority to approve such consultant’s reasonable fees and other retention terms, all at the Company’s expense.
The Compensation Committee considers the risks associated with our compensation policies and practices with respect to both executive compensation and compensation generally. The Compensation Committee considers the Company's long-standing culture, which emphasizes incremental continuous improvement and sustained long-term stockholder value creation, and ensures that these factors are reflected in the design of the Company's compensations plans. Our compensation program is structured so that a considerable amount of our incentive-eligible employees' compensation is tied to the long-term health of the Company. We avoid the type of disproportionately large, annual incentives that could encourage employees to take risks that may not be in our stockholder's long-term interests and we weight our management's incentive compensation toward profitability and long-term performance decisions.
The Compensation Committee operates under a written charter which is available on our website at www.precipiodx.com. All members of the Compensation Committee must satisfy the independence requirements of Nasdaq applicable to compensation committee members. The members of the Compensation Committee are not and have never been officers or employees of the Company or any of its subsidiaries. No directors or executive officers of our Company serve on the compensation committee of another company of which a member of our Compensation Committee is an officer.
The Compensation Committee currently consists of directors Dr. Fisher and Mr. Andrews. Each of the Compensation Committee members has been determined by the Board to be independent under Nasdaq listing standards applicable to compensation committee members. The Compensation Committee met six (6) times in the fiscal year ended December 31, 2022, once during each of the quarterly meetings and two (2) additional telephonic meetings.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee identifies, reviews and evaluates candidates to serve on the Board; reviews and assesses the performance of the Board and the committees of the Board; and assesses the independence of our directors. The Nominating and Corporate Governance Committee is also responsible for reviewing the composition of the Board’s committees and making recommendations to the entire Board regarding the chairpersonship and membership of each committee. In addition, the Nominating and Corporate Governance Committee is responsible for developing corporate governance principles and periodically reviewing and assessing such principles, as well as periodically reviewing the Company’s policy statements to determine their adherence to the Company’s Code of Business Conduct and Ethics.
The Nominating and Corporate Governance Committee has adopted a Director Nominees Consideration Policy, whereby Board candidates are identified primarily through suggestions made by directors, management and stockholders of the Company. We have implemented no material changes to the procedures by which stockholders may recommend nominees for the Board. The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders that are submitted in writing to the Company’s Corporate Secretary in a timely manner and which provide necessary biographical and business experience information regarding the nominee. The Nominating and Corporate Governance Committee has reviewed its Director Nominee Consideration Policy and it does not intend to alter the manner in which it evaluates candidates, including the criteria considered by the Nominating Committee, based on whether or not the candidate was recommended by a stockholder. The Board does not prescribe any minimum qualifications for director candidates, and all candidates for director will be evaluated based on their qualifications, diversity, age, skill and such other factors as deemed appropriate by the Nominating and Corporate Governance Committee given the current needs of the Board, the committees of the Board and the Company.

We consider diversity, such as gender, race, ethnicity and membership of an underrepresented communities, among those meaningful factors in identifying and considering director nominees, but do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience and background in these various areas
Absent other factors which may be material to its evaluation of a candidate, the Nominating and Corporate Governance Committee expects to recommend to the Board for selection incumbent directors who express an interest in continuing to serve on the Board. Following its evaluation of a proposed director’s candidacy, the Nominating and Corporate Governance Committee will make a recommendation as to whether the Board should nominate the proposed director candidate for election by the stockholders of the Company. Richard Sandberg, Douglas Fisher, M.D. and Jeffrey Cossman, M.D. the director nominees to be elected at the Annual Meeting, were each initially recommended for reelection to our Board by other members of the Board serving at the time and by members of management. In determining to nominate each director nominee at this Annual Meeting, the nominating and corporate governance committee and Board evaluated each nominee in accordance with our standard review process for director candidates in connection with a director’s initial appointment and his or her nomination for election or re-election, as applicable, at the Annual Meeting.
When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.
The Nominating and Corporate Governance Committee operates under a written charter which is available on our website at www.precipiodx.com. No member of the Nominating and Corporate Governance Committee may be an employee of the Company and each member must satisfy the independence requirements of Nasdaq and the SEC.
The Nominating and Corporate Governance Committee currently consists of directors Dr. Cossman and Mr. Cohen each of whom has been determined by the Board to be independent under the Nasdaq listing standards. The Nominating and Corporate Governance Committee met six (6) times in the fiscal year ended December 31, 2022, once during each of the quarterly meetings and two (2) additional telephonic meetings. Not actions were taken by written consent.
The following matrix highlights the mix of key skills, qualities, attributes, and experiences of the board members that, among other factors, led the Nominating and Corporate Committee to recommend the individuals for election to the Board. The matrix is intended to depict notable areas of focus for each director, and not having a mark does not mean that a particular director does not possess that qualification or skill. Nominees have developed competencies in these skills through education, direct experience, and oversight responsibilities. Additional biographical information on each nominee is set out below starting on page 11 above.
Director Skills
	Sandberg	Danieli	LaPorte	Fisher	Cossman	Cohen	Andrews
Core

Leadership	•	•	•	•	•	•	•

Corporate Governance	•	•	•	•	•	•	•

Risk Management	•	•	•	•	•	•	•

Financial	•	•	•	•	•	•	•

	Sandberg	Danieli	LaPorte	Fisher	Cossman	Cohen	Andrews
Strategic

Global Business and Operations	•	•	•	•	•	•	•

Brand and Marketing	•	•	•		•	•

People and Culture	•	•	•	•	•	•	•

Innovation and Technology	•	•		•	•		•
Diversity is one factor considered when considering candidates to serve on the Board of Directors. The Board believes that diversity supports its goal of best serving the Company and our shareholders, customers, and employees. The below table provides a summary view of the diversity attributes of the Board of Directors as of April 13, 2023. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f). The demographic information presented below is based on voluntary self-identification by each nominee.
Board Size:
Total Number of Directors	7
Gender:	Male	Female	Non- Binary	Gender Undisclosed
Number of directors based on gender identity	5	1	—	1
Number of directors who identify in any of the categories below:
African American or Black		—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx		—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	5	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LQBTQ+	—
Undisclosed				1
Corporate Governance Best Practice summary
Precipio’s Board oversees the CEO and other senior management in the competent and ethical operation of Precipio, Inc. on a day-to-day basis and assures that the long-term interests of stockholders are being served.
Board Composition and Independence	Board and Committee Practices	Stockholder Rights
• All directors are independent except CEO

• Separation of the Chair and CEO roles

• 100% independent committees

• Executive sessions provided for all quarterly Board and committee meetings

• Board has significant interaction with senior management and access to other employees

• All members of the Audit Committee are financial experts

• 90% attendance by directors at Board and committee meetings in 2022

• Commitment to diversity of board composition in terms of gender, race, national origin, education, professional experience, geographic representation and difference in viewpoints and skills
• Single class of stock with equal voting rights • Annual elections for directors depending on their class • Proxy access for stockholders

Oversight of Risk Management
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, financial risks, legal and regulatory risks and others, such as the impact of competition. Management is responsible for the day-to-day management of the risks that we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Our Board assesses major risks facing our Company and options for their mitigation in order to promote our stockholders’ interests in the long-term health of our Company and our overall success and financial strength. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of our full Board in the risk oversight process allows our Board to assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for our Company. Our Board regularly includes agenda items at its meetings relating to its risk oversight role and meets with various members of management on a range of topics, including corporate governance and regulatory obligations, operations and significant transactions, risk management, insurance, pending and threatened litigation and significant commercial disputes.
While our Board is ultimately responsible for risk oversight, various committees of our Board oversee risk management in their respective areas and regularly report on their activities to our entire Board. In particular, the Audit Committee has the primary responsibility for the oversight of financial risks facing our Company. The Audit Committee’s charter provides that it will discuss our major financial risk exposures and the steps we have taken to monitor and control such exposures. Our Board has also delegated primary responsibility for the oversight of all executive compensation and our employee benefit programs to the Compensation Committee. The Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with our business strategy.
We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing our Company and that our Board’s leadership structure provides appropriate checks and balances against undue risk taking.
Employee Compensation Risks
As part of its oversight of our executive compensation program, the compensation committee considers the impact of our executive compensation program, and the incentives created by the compensation awards that it administers, on our risk profile. In addition, the compensation committee reviews the compensation policies and procedures for all employees, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to us. The compensation committee has determined that, for all employees, our compensation programs are not reasonably likely to have a material adverse effect on us.
Communications with the Board of Directors
Stockholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:
Precipio, Inc.
c/o Corporate Secretary
4 Science Park
New Haven, CT 06511
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party. All stockholder correspondence will be compiled by our corporate secretary. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. A copy of any such written communication may also be forwarded to Precipio’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Precipio’s legal counsel, with independent advisors, with non-management directors, or with Precipio’s management, or may take other action or no action as the director determines in good faith is necessary, using reasonable judgment, and applying his or her own discretion. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:
•	junk mail and mass mailings;
•	resumes and other forms of job inquiries;
•	surveys; and
•	solicitations and advertisements.
In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Precipio, Inc. regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees and third parties of concerns regarding questionable accounting, internal accounting controls or auditing matters. We have also established a toll-free telephone number for the reporting of such activity, which is 1-844-703-8157.
Director Independence
Our Company is governed by our Board. Currently, each member of our Board, other than Ilan Danieli, our Chief Executive Officer, is an independent director and all standing committees of our Board are composed entirely of independent directors, in each case under Nasdaq’s independence definition applicable to boards of directors. For a director to be considered independent, our Board must determine that the director has no relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Members of the Audit Committee also must satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from us or any of our subsidiaries other than their directors’ compensation. In addition, under SEC rules, an Audit Committee member who is an affiliate of the issuer (other than through service as a director) cannot be deemed to be independent. In determining the independence of members of the Compensation Committee, Nasdaq listing standards require our Board to consider certain factors, including but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by us to the director, and (2) whether the director is affiliated with us, one of our subsidiaries or an affiliate of one of our subsidiaries. Under our Compensation Committee Charter, members of the Compensation Committee also must qualify as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act. The independent members of the Board are Ms. LaPorte, Dr. Cossman, M.D., Dr. Fisher, M.D., Mr. Andrews, Mr. Sandberg and Mr. Cohen.
Family Relationships
There are no family relationships among the officers and directors, nor are there any arrangements or understanding between any of the Directors or Officers of our Company or any other person pursuant to which any Officer or Director was or is to be selected as an officer or director.
Involvement in Certain Legal Proceedings
During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:
•
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•
subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;
•
the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Culture and Human Capital Management
Recruiting, developing and engaging our workforce is critical to executing our strategy and achieving business success. The board oversees and is regularly updated on the company’s leadership development and talent management strategies designed to recruit, develop and retain business leaders who can drive the Company’s growth objectives and build long-term stockholder value. Our board is continuously focused on culture and human capital management priorities for promoting a safe, inclusive and respectful work environment, where employees across our entire workforce feel empowered to speak on issues important to them, inspired to act ethically and with integrity and raise concerns and encouraged to implement new and innovative ideas in the best interests of the business.
The board is keenly interested in ensuring that the Company maintains and promotes a culture that fosters the values, behaviors and attributes necessary to advance the Company’s business strategy and purpose. To foster employee engagement and commitment, we follow a robust process to listen to employees, take action and measure our progress with on-going employee conversations, transparent communications and employee engagement surveys. The Board receives regular updates on matters of employee culture and engagement.
Related Person Transactions
There have been no transactions since January 1, 2020 to which we have been a participant in which the amount involved exceeded or will exceed $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described under “Executive Compensation” and “Director Compensation,” and other than the transactions described below.
As disclosed in the Company’s Form 8-K filed on April 23, 2018 and amended on April 26, 2018, on April 20, 2018, the Company entered into a securities purchase agreement (the “2018 Note Agreement”) with certain investors (the “April 2018 Investors”), pursuant to which the Company would issue up to approximately (i) $3,296,703 in Senior Secured Convertible Promissory Notes with an interest rate of 8% per annum and an original issue discount of 9% (the “ Bridge Notes”) and (ii) warrants in an amount equal to the number of shares of common stock issuable upon conversion of the Bridge Notes based on the conversion price at the time of issuance (the “Convertible Debt Transaction”). Some of the warrants were issued with a one-year term and some with a five-year term.
As previously disclosed in our 2021 Proxy Statement filed on Form DEF 14A with the SEC on April 29, 2021, since April 2018, we amended the terms of the Bridge Notes and warrants issued in connection therewith. In connection with this transaction, a member of our board of directors, Mr. David S. Cohen was issued an aggregate of $439,560 in principal of the Bridge Notes and issued warrants to purchase 74,539 shares of our common stock. The Bridge Notes issued to Mr. Cohen have been converted into 744,840 shares of common stock. See “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” for more information related to Mr. Cohen’s ownership of our securities.

DIRECTOR COMPENSATION
It is our Board’s general policy that compensation for independent directors should be a mix of cash and equity-based compensation. As part of a director’s total compensation, and to create a direct linkage between corporate performance and stockholder interests, our Board believes that a meaningful portion of a director’s compensation should be provided in, or otherwise based on, the value of appreciation in our common stock.
Our Board has the authority to approve all compensation payable to our directors, although our Compensation Committee is responsible for making recommendations to our Board regarding this compensation. Additionally, our Chief Executive Officer may also make recommendations or assist our Compensation Committee in making recommendations regarding director compensation. Our Board and Compensation Committee annually review our director compensation.
Cash Compensation
Directors who are also our employees are not separately compensated for serving on the Board other than reimbursement for out-of-pocket expenses related to attendance at Board and committee meetings. Independent directors are paid an annual retainer of $35,000 and receive reimbursement for out-of-pocket expenses related to attendance at Board and committee meetings. Independent directors serving as Chairman of the Board receive an additional annual retainer of $23,500. Independent directors serving as members on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee receive an additional annual retainer of $7,500, $5,000 and $4,000, respectively. The chairperson of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee receives an additional annual retainer of $15,000, $10,000 and $7,000, respectively.
In the fiscal year ended December 31, 2022, the directors were granted non-qualified options to purchase shares of our common stock.
Director Summary Compensation Table
The following table provides information regarding our compensation for non-employee directors during the fiscal year ended December 31, 2022. During the fiscal year ended December 31, 2022, one employee, Ilan Danieli, served as a member of our board of directors as well as an employee. Directors who are our employees did not receive compensation for serving on the Board or its committees in the fiscal year ended December 31, 2022, and their compensation is outlined in the “Summary Compensation Table” above.
Name	Fees Earned or Paid in Cash ($)(3)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
David S. Cohen	39,000	59,200	—	98,200
Douglas Fisher	52,500	59,200	—	111,700
Jeffrey Cossman	42,000	59,200	—	101,200
Kathleen D. LaPorte	50,000	59,200	—	109,200
Richard Sandberg	75,000	59,200	—	134,200
Ron A. Andrews	40,000	59,200	—	99,200
(1)
The amount in this column reflects the aggregate grant date fair value of each stock award granted in accordance with ASC 718, excluding the effect of estimated forfeitures. The amounts shown may not correspond to the actual value that may be recognized. For a full description of the assumptions we use in calculating these amounts, see Note 12 to our audited financial statements for fiscal year ended December 31, 2022, which is included in our annual report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 30, 2023. Our directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options on the date the options are exercised.

(2)	The aggregate outstanding options for each non-employee director as of December 31, 2022 is set out herewith:
Name	Aggregate Options Outstanding (#)
David S. Cohen	114,207
Douglas Fisher	114,207
Jeffrey Cossman	135,957
Kathleen D. LaPorte	113,740
Richard Sandberg	105,990
Ron A. Andrews	72,240
(3)	Includes the following amounts for being chairman of the board or a chairperson of a committee; Mr. Sandberg $23,500, Mr. Fisher $10,000; Mr. Cossman $7,000; and Ms. LaPorte $15,000.
2022 Grants of Option Plan-Based Awards to Directors
The following table sets forth certain information with respect to grants of plan-based awards in fiscal year ended December 31, 2022 to our directors. The stock option awards granted in fiscal year ended December 31, 2022 were granted under the Company’s 2017 Stock Option and Incentive Plan, as amended (the “2017 Plan”). During the fiscal year ended December 31, 2022, no other equity awards were granted to our directors. See the notes below the table for details on option vesting schedules.
Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Price of Option Awards ($/sh)(1)	Grant Date Fair Value of Option Awards ($)(2)
David S. Cohen Stock options(3)	1/11/2022	40,000	1.54	59,200
Douglas Fisher Stock options(3)	1/11/2022	40,000	1.54	59,200
Jeffrey Cossman Stock options(3)	1/11/2022	40,000	1.54	59,200
Kathleen D. LaPorte Stock options(3)	1/11/2022	40,000	1.54	59,200
Richard Sandberg Stock options(3)	1/11/2022	40,000	1.54	59,200
Ron A. Andrews Stock options(3)	1/11/2022	40,000	1.54	59,200
(1)	The exercise price of the stock awards represent the fair market value of our common stock on the date of grant as defined in the 2017 Plan.
(2)
The amount in this column reflects the aggregate grant date fair value of each stock award granted in accordance with ASC 718, excluding the effect of estimated forfeitures. The amounts shown may not correspond to the actual value that may be recognized. The fair value calculation of options granted during the fiscal year ended December 31, 2022 used the following assumptions: risk free interest rate of 1.60% based on the U.S. Treasury yield in effect at the time of grant; expected life of six years; and volatility of 167% based on historical volatility of the Company’s common stock over a time that is consistent with the expected life of the option. Our directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options on the date the options are exercised.

(3)	The award vests over a one-year period with 12 equal monthly installments and so long as the director remains a director of the Company or a Subsidiary on such dates.

Equity Compensation Plan Information
The following equity compensation plan information summarizes plans and securities approved and not approved by security holders as of December 31, 2022.
	(a)	(b)	(c)
PLAN CATEGORY	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) )
Equity compensation plans approved by security holders	3,681,336(1)	$2.84	170,218(2)
Equity compensation plans not approved by security holders	—	—	—
Total	3,681,336	$2.84	170,218
(1)	Includes shares of our common stock issuable upon exercise of options to purchase common stock awarded under our 2006 Plan and 2017 Plan.
(2)	All shares of our common stock available for future issuance are from our 2017 Plan.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
Our executive officers, their ages and their respective positions are as follows:
Ilan Danieli, Founder & Chief Executive Officer, age 51
Mr. Danieli’s biography is set forth above in “INFORMATION ABOUT OUR BOARD OF DIRECTORS - Our Board’s Qualifications.
Matthew Gage, Interim Chief Financial Officer, age 56
Mr. Gage was appointed Interim Chief Financial Officer of Precipio, Inc. effective March 21, 2022. Mr. Gage served as Director of Financial Reporting and Analysis of Precipio, Inc. since joining the Company in June 2017 following its acquisition of Transgenomic Inc., where he was Director of Financial Reporting and Analysis from 2014 until the acquisition. Mr. Gage has over 30 years of experience in company finance, 25 years of which being with publicly traded companies. Mr. Gage holds a Bachelor of Science Degree in Business Administration from Bryant University.
Dr. Ayman Mohamed, Chief Technology Officer, age 39
Dr. Mohamed is one of the co-founders of Precipio, Inc. (NASDAQ: PRPO), and currently serves as Precipio’s Chief Technology Officer, as well as the laboratory’s Technical Director. In this dual role, Dr. Mohamed is responsible for conceptualization and invention of proprietary technologies, through design and development, economic cost analysis and modeling, testing and validation; and finally, the technical implementation of the technologies for clinical use in Precipio’s laboratories. Dr. Mohamed has been responsible for the development and introduction of IV-Cell™, HemeScreen®, and ICE-COLD PCR™. Prior to Precipio, Dr. Mohamed served in various technical and research positions in both commercial diagnostic companies as well as academic centers such as Yale University. Dr. Mohamed is also a certified CAP inspector. Mr. Mohamed holds an MD and a Masters in Human Genetics from the University of Alexandria, Egypt.
Ahmed Zaki Sabet, Chief Operating Officer, age 38
Ahmed Zaki Sabet has been with Precipio since co-founding the company in 2011 and currently serves as the Chief Operating Officer. He holds over 12 years of experience in laboratory management primarily focusing on cancer diagnostics. Prior to Precipio, Mr. Sabet has served as a consultant with the College of American Pathologists (CAP) as well as several diagnostic companies in setting up their specialized cancer testing operations. Mr. Sabet holds a Bachelor of Science degree in Biomedical Engineering from the New Jersey Institute of Technology.
Miri Chiko-Radomski, Chief Legal Counsel, age 47
Miri Chiko-Radomski our Chief Legal Counsel since 2018, has extensive international legal experience equity capital markets matters, general corporate matters, corporate restructurings, corporate governance, company law issues and M&A transactions. Miri holds an LL.B. from the University of East Anglia and an L.LM. from King’s College London.
Overview
Our executive compensation programs are designed to attract, motivate, incentivize and retain our executive officers, who contribute to our long-term success. Pay that is competitive, rewards performance and effectively aligns the interests of our executive officers with those of our long-term stockholders is key to our compensation program design and decisions. We structure our executive compensation programs to be heavily weighted towards long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.
As a smaller reporting company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. Included in this discussion is specific information about the compensation earned or paid in fiscal 2022 to the following specified individuals: (i) the individual who served as the Chief Executive Officer of the Company during the fiscal year 2022 (ii) the next two most highly compensated executive officers of the Company during fiscal year 202 which include the Company’s former chief financial officer, who served as our chief financial officer during the fiscal year. Our named executive officers for fiscal 2022 are:
•	Ilan Danieli, our Chief Executive Officer and Founder;
•	Ayman A. Mohamed, our Vice President of Research and Development; and
•	Carl Iberger, our former Chief Financial Officer

Summary Executive Compensation Table
The following table sets forth compensation awarded to, paid to or earned by our named executive officers for services rendered during fiscal years ended December 31, 2022 and 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Ilan Danieli, Chief Executive Officer	2022	300,000	—	481,000	24,103	805,103
	2021	300,000	165,000	1,245,732	15,960	1,726,692
Ayman A. Mohamed, VP R&D	2022	200,000	10,000	111,000	24,103	345,103
	2021	175,000	60,000	748,000	19,500	1,002,500
Carl R. Iberger(4) Former Chief Financial Officer	2022	57,692	187,500	222,000	12,384	479,576
	2021	250,000	90,000	905,832	13,225	1,259,057
(1)	The amounts in this column represent discretionary annual cash bonuses that each of our named executive officers earned in each respective fiscal year and paid the next fiscal year.
(2)
The amounts in this column reflect the aggregate grant date fair value of the stock option awards granted during the respective fiscal year as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of estimated forfeitures. The amounts shown may not correspond to the actual value that may be recognized by the named executive officers. For a full description of the assumptions we use in calculating these amounts, see Note 12 to our audited financial statements for fiscal year ended December 31, 2022, which is included in our annual report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 30, 2023. Our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options on the date the options are exercised.

(3)
Amounts represent employee portion of health insurance premiums paid by the Company on behalf of the executives and their dependents, which is different than the coverage offered to the Company’s regular employees.

(4)
Mr. Iberger served as our Chief Financial Officer from October 2016 until his retirement from Precipio, Inc. on March 21, 2022 at the age of 68. Bonus amount of $187,500 for Mr. Iberger represents post-employment payments as per his employment agreement.

Narrative to 2022 Summary Compensation Table
Base Salary
We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, which are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. None of our 2022 named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. During fiscal 2022, the annual base salaries for Messrs. Danieli, Mohamed and Iberger were $300,000, $200,000 and $250,000, respectively.
Cash Incentive Compensation/Bonuses
During fiscal 2022, Messrs. Danieli, Mohamed and Iberger earned bonuses in the amounts as set forth in the “Summary Compensation Table” above.
Equity Compensation
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time. None of our executive officers is currently party to an employment agreement that provides for an automatic grant of long-term equity incentives. During fiscal 2022, we granted stock options to each of our named executive officers, as described in more detail in the “Outstanding Equity Awards at 2022 Year End” table below.

401(k) Savings Plan
We maintain a 401(k) retirement savings plan for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan. The 401(k) plan authorizes employer discretionary match contributions. Currently we do not match contributions that eligible participants make to the 401(k) plan.
Health and Welfare Benefits
Our named executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans. In addition, the Company pays the entire monthly premium for such health and welfare benefits for our named executive officers and their dependents, as described in more detail in the “Summary Executive Compensation” table above.
Perquisites and Personal Benefits
We generally do not provide perquisites to our executives.

2022 Grants of Option Plan-Based Awards to Executives
The following table sets forth certain information with respect to grants of plan-based awards in fiscal year ended December 31, 2022 to our named executive officers. The stock option awards granted in fiscal year ended December 31, 2022 were granted under the Company’s 2017 Stock Option and Incentive Plan, as amended (the “2017 Plan”). During the fiscal year ended December 31, 2022, no other equity awards were granted to our named executive officers. See the notes below the table for details on option vesting schedules.
Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Price of Option Awards ($/sh)(1)	Grant Date Fair Value of Option Awards ($)(2)
Ilan Danieli Stock options(3)
	1/11/2022	325,000	1.54	481,000

Ayman A. Mohamed Stock options(3)
	1/11/2022	75,000	1.54	111,000

Carl R. Iberger(4) Stock options(3)
	1/11/2022	150,000	1.54	222,000
(1)	The exercise price of the stock awards represent the fair market value of our common stock on the date of grant as defined in the 2017 Plan.
(2)
The amount in this column reflects the aggregate grant date fair value of each stock award granted in accordance with ASC 718, excluding the effect of estimated forfeitures. The amounts shown may not correspond to the actual value that may be recognized. For a full description of the assumptions we use in calculating these amounts, see Note 13 to our audited financial statements for fiscal year ended December 31, 2022, which is included in our annual report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 30, 2023. Our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options on the date the options are exercised.

(3)
The award vests over a four-year period. Twenty-five percent (25%) of the options vest on the first anniversary of the grant and thereafter the reminder shall vest in 36 equal monthly, provided that the executive officer remains an employee of the Company or a Subsidiary as of the applicable vesting date.

(4)
Mr. Iberger retired as Chief Financial Officer effective March 21, 2022. Also, effective March 21, 2022, in connection with his retirement and per the terms of his stock option agreements, all of Mr. Iberger’s unvested stock options became fully vested.

Outstanding Equity Awards at Fiscal 2022 Year-End
The following table sets forth information regarding all outstanding option awards held by our named executive officers as of December 31, 2022. Unless noted, all stock options in the table below were granted under the Company’s 2017 Stock Option and Incentive Plan, as amended (the “2017 Plan”).
		Stock Option Awards(1)
Name	Option Award Grant Date	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Option Exercise Price ($)	Option Expiration Date
Ilan Danieli	9/26/2017(2)	4,445	—	28.05	9/26/2027
	2/16/2018(2)	66,667	—	10.65	2/16/2028
	3/18/2019	15,626	1,041	2.25	3/18/2029
	1/16/2020	43,750	16,250	2.14	1/16/2030
	1/4/2021	31,945	34,721	2.10	1/4/2031
	8/3/2021	120,000	240,000	3.22	8/3/2031
	1/11/2022	—	325,000	1.54	1/11/2032

Ayman A. Mohamed	2/16/2018(2)	18,334	—	10.65	2/16/2028
	3/18/2019	15,626	1,041	2.25	3/18/2029
	1/16/2020	21,875	8,125	2.14	1/16/2030
	7/2/2020	6,042	3,958	1.30	7/2/2030
	1/4/2021	31,625	34,375	2.10	1/4/2031
	7/8/2021	70,834	129,166	3.21	7/8/2031
	1/11/2022	—	75,000	1.54	1/11/2032

Carl Iberger	9/26/2017(2)	4,445	—	28.05	9/26/2027
	2/16/2018(2)	20,000	—	10.65	2/16/2028
	3/18/2019(2)	16,667	—	2.25	3/18/2029
	1/16/2020(2)	66,000	—	2.14	1/16/2030
	1/4/2021(2)	66,666	—	2.10	1/4/2031
	8/3/2021(2)	250,000	—	3.22	8/3/2031
	1/11/2022(2)	150,000	—	1.54	1/11/2032
(1)
Except as noted below, all of the shares subject to the option award vests over a four-year period. Twenty-five percent (25%) of the shares subject to the option vest on the first anniversary of the grant date and the remaining seventy-five (75%) of shares subject to the option vest in 36 equal monthly installments thereafter, provided that the executive officer remains an employee of the Company or a Subsidiary as of the applicable vesting date. Pursuant to the applicable executive officer’s employment agreement, upon a termination of employment without cause or upon a resignation of employment for good reason, 100% of the unvested shares subject to the option will vest and become exercisable as of the date of termination.

(2)	The shares subject to the option are fully vested.
(3)	Shares were granted under the Company’s 2006 Equity Incentive Plan
Fiscal Year 2022 Option Exercises
No stock options were exercised by any of our named executive officers during the fiscal year ended December 31, 2022.
Compensation Arrangements and Employment Agreement with our Named Executive Officers
The Company has entered into employment agreements with each of Mr. Danieli, Mr. Mohamed, and Mr. Iberger.
Employment Agreement with Mr. Ilan Danieli
On August 7, 2018, the Company entered into a revised employment agreement with Ilan Danieli, effective as of that date (the “Danieli Employment Agreement”), in connection with his existing role as Chief Executive Officer of the Company, which set forth his annual base salary, his eligibility to receive an annual bonus in accordance with the recommendations made by the Compensation Committee of the Board or a majority of the independent members of the Board, and his eligibility to participate in the Company’s health plan and benefits on terms available to other Company employees.
In addition, under the Danieli Employment Agreement, Mr. Danieli shall be eligible to receive stock options or other equity incentive awards in the Company subject to approval of the Compensation Committee of the Board. The Danieli Employment Agreement subjects Mr. Danieli to certain restrictive covenants, including confidential and proprietary information covenants, 12-month non-competition and non-solicitation covenants and the Danieli Employment Agreement also includes a 280G clawback.
In the event of a termination of employment by the Company without cause or upon a termination of employment by Mr. Danieli for good reason (as such terms are defined in the Danieli Employment Agreement), Mr. Danieli, subject to execution of a release, shall be entitled to (i) 9 months of continued annual base salary at a rate equal to $200,000, less applicable withholding; (ii) a monthly cash payment equal to the monthly employer contribution the Company would have made to provide group health, dental and all other insurance coverages to Mr. Danieli and his family, if Mr. Danieli is eligible for and elects COBRA benefits, for a period of 9 months; and (iii) accelerated vesting of all unvested stock options or equity awards.
Upon death or termination of employment by virtue of disability, Mr. Danieli (or his estate or beneficiaries as applicable) shall have no right to receive any compensation or benefit pursuant to the terms of the agreement on and after the effective date of the termination of employment other than (i) annual salary earned and accrued under the agreement prior to the effective date of termination; (ii) earned, accrued and vested benefits and paid time off under the agreement prior to the effective date of termination, subject to the terms of the plans applicable thereto (and any applicable laws and regulations); and (iii) reimbursement under the Agreement for expenses incurred prior to the effective date of termination, subject to the terms of the agreement and the policies applicable thereto.
If a sale event occurs (as defined in the Danieli Employment Agreement) and the Company, its subsidiaries or a successor entity, as the case may be, terminates the employment agreement and the employment of Mr. Danieli without cause or Mr. Danieli terminates the agreement and his employment for good reason, in either case within 12 months following such sale event, then Mr. Danieli shall be entitled to (i) 12 months of his base salary at a rate equal to (a) the base salary in effect at the date of termination or (b) $200,000, payable in a lump sum; (ii) 12 months of bonus payout earned at 100% of plan; (iii) a monthly cash payment equal to the monthly employer contribution the Company would have made to provide group health, dental and all other insurance coverages to Mr. Danieli and his family, if Mr. Danieli is eligible for and elects COBRA benefits, for a period of 12 months; and (iv) accelerated vesting of all unvested stock options or equity awards..
Employment Agreement with Mr. Carl Iberger
On August 7, 2018, the Company entered into a revised employment agreement with Carl Iberger, effective as of that date (the “Iberger Employment Agreement”), in connection with his existing role as Chief Financial Officer of the Company, which set forth his annual base salary, his eligibility to receive an annual bonus in accordance with the recommendations made by the Compensation Committee of the Board, and his eligibility to participate in the Company’s health plan and benefits on terms available to other Company employees.
In addition, under the Iberger Employment Agreement, Mr. Iberger is eligible to receive stock options or other equity incentive awards in the Company subject to approval of the Compensation Committee of the Board. The Iberger Employment Agreement subjects Mr. Iberger to certain restrictive covenants, including confidential and proprietary information covenants, 12-month non-competition and non-solicitation covenants and the Iberger Employment Agreement contains a 280G clawback.
In the event of a termination of employment by the Company without cause or upon a termination of employment by Mr. Iberger for good reason (as such terms are defined in the Iberger Employment Agreement), subject to execution of a release, Mr. Iberger shall be entitled to (i) 9 months of continued annual base salary at a rate equal to $200,000, less applicable withholding; (ii) a monthly cash payment equal to the monthly employer contribution the Company would have made to provide group health, dental and all other insurance coverages to Mr. Iberger and his family, if Mr. Iberger is eligible for and elects COBRA benefits for a period of 9 months; and (iii) accelerated vesting of all unvested stock options or equity awards.

Upon death or termination of employment by virtue of disability, Mr. Iberger (or his estate or beneficiaries as applicable) had no right to receive any compensation or benefit pursuant to the terms of the agreement on and after the effective date of the termination of employment other than (i) annual salary earned and accrued under the agreement prior to the effective date of termination; (ii) earned, accrued and vested benefits and paid time off under the agreement prior to the effective date of termination, subject to the terms of the plans applicable thereto (and any applicable laws and regulations); and (iii) reimbursement under the Agreement for expenses incurred prior to the effective date of termination, subject to the terms of the agreement and the policies applicable thereto.
If a sale event occurs (as defined in the Iberger Employment Agreement) and the Company, its subsidiaries or a successor entity, as the case may be, terminates the employment agreement and the employment of Mr. Iberger without cause or Mr. Iberger terminates the agreement and his employment for good reason, in either case within 12 months following such sale event, then Mr. Iberger shall be entitled to receive shall be entitled to (i) 12 months of his base salary at a rate equal to (a) the base salary in effect at the date of termination or (b) $200,000, payable in a lump sum; (ii) 12 months of bonus payout earned at 100% of plan; (iii) a monthly cash payment equal to the monthly employer contribution the Company would have made to provide group health, dental and all other insurance coverages to Mr. Iberger and his family, if Mr. Iberger is eligible for and elects COBRA benefits, for a period of 12 months; and (iv) accelerated vesting of all unvested stock options or equity awards.
Employment Agreement with Mr. Ayman Mohamed
On August 7, 2018, the Company entered into a revised employment agreement with Ayman Mohamed, effective as of that date (the “Mohamed Employment Agreement”), in connection with his existing role as VP R&D of the Company, which set forth his. Annual base salary, his eligibility to receive an annual bonus in accordance with the recommendations made by the Compensation Committee of the Board, and his eligibility to participate in the Company’s health plan and benefits on terms available to other Company employees.
In addition, under the Mohamed Employment Agreement, Mr. Mohamed shall be eligible to receive stock options or other equity incentive awards in the Company subject to approval of the Compensation Committee of the Board. The Mohamed Employment Agreement subjects Mr. Mohamed to certain restrictive covenants, including confidential and proprietary information covenants, 12-month non-competition and non-solicitation covenants and the Mohamed Employment Agreement includes a 280G clawback.
In the event of a termination of employment by the Company without cause or upon a termination of employment by Mr. Mohamed for good reason (as such terms are defined in the Mohamed Employment Agreement), Mr. Mohamed shall be entitled to (i) 9 months of continued annual base salary at a rate equal to $150,000, less applicable withholding (ii) a monthly cash payment equal to the monthly employer contribution the Company would have made to provide group health, dental and all other insurance coverages to Mr. Mohamed and his family, if Mr. Mohamed is eligible for and elects COBRA benefits for a period of 9 months and (iii) accelerated vesting of all unvested stock options or equity awards.
Upon death or termination of employment by virtue of disability, Mr. Mohamed (or his estate or beneficiaries as applicable) shall have no right to receive any compensation or benefit pursuant to the terms of the agreement on and after the effective date of the termination of employment other than (i) annual salary earned and accrued under the agreement prior to the effective date of termination (ii) earned, accrued and vested benefits and paid time off under the agreement prior to the effective date of termination, subject to the terms of the plans applicable thereto (and any applicable laws and regulations); and (iii) reimbursement under the Agreement for expenses incurred prior to the effective date of termination, subject to the terms of the agreement and the policies applicable thereto.
If a sale event occurs (as defined in the Mohamed Employment Agreement) and the Company, its subsidiaries or a successor entity, as the case may be, terminates the employment agreement and the employment of Mr. Mohamed without cause or Mr. Mohamed terminates the agreement and his employment for good reason, in either case within 12 months following such sale event, then Mr. Mohamed shall be entitled to receive (i) 12 months of his base salary at a rate equal to (a) the base salary in effect at the date of termination or (b) $150,000, payable in a lump sum; (ii) 12 months of bonus payout earned at 100% of plan; (iii) a monthly cash payment equal to the monthly employer contribution the Company would have made to provide group health, dental and all other insurance coverages to Mr. Mohamed and his family, if Mr. Mohamed is eligible for and elects COBRA benefits, for a period of 12 months; and (iv) accelerated vesting of all unvested stock options or equity awards.

Compensation Risk Analysis
We have reviewed our material compensation policies and practices for all employees and have concluded that these policies and practices are not reasonably likely to have a material adverse effect on us. While risk-taking is a necessary part of growing a business, our compensation philosophy is focused on aligning compensation with the long-term interests of our stockholders as opposed to rewarding short-term management decisions that could pose long-term risks.

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On:	Net Income (millions)(6)
					Total Shareholder Return(5)
(a)	(b)	(c)	(d)	(e)	(f)	(h)
2022	$805,103	$137,939	$412,340	$221,026	$26.64	($12,178)
2021	$1,726,692	$1,108,981	$1,079,529	$692,442	$76.33	($8,517)
(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Danieli (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Executive Compensation Tables – Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Danieli, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Danieli during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Danieli’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2022	$805,103	$(481,000)	$(186,164)	$137,939
2021	$1,726,692	($1,245,732)	$628,021	$1,108,981
(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$154,816	($298,955)	$0	($42,025)	$0	$0	$(186,164)
2021	$622,973	($20,940)	$0	$25,987	$0	$0	$628,021

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Danieli) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Danieli) included for purposes of calculating the average amounts in each applicable year are as follows:

Year	PEO	Non-PEO NEOs
2022	Ilan S. Danieli	Carl R. Iberger, Ayman A. Mohamed
2021	Ilan S. Danieli	Carl R. Iberger, Ahmed Zaki Sabet, Ayman A. Mohamed
(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Danieli), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Danieli) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Danieli) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$412,340	($166,500)	$(24,814)	$221,026
2021	$1,079,529	($800,611)	$413,524	$692,442
(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:
Year	Average Year End Fair Value of Equity Awards	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2022	$17,863	($90,313)	$99,002	($51,366)	$0	$0	$(24,814)
2021	$412,977	($16,495)	$0	$17,042	$0	$0	$413,524
(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Relationship Between Financial Performance Measures
The graphs below illustrate the relationship between compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative TSR and (ii) our net income, in each case, for the fiscal years ended December 31, 2022 and 2021.
TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

Precipio TSR vs. Compensation Actually Paid
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
Compensation Actually Paid ($M)
$100
$80
$60
$40
$20
$0
Value of $100 Investment From 12/31/2020
$1.11
$0.69
$76.33
$26.64
$0.14
$0.22
2021
2022
PEO CAP ($M)
Average NEO CAP ($M)
PRPO

Precipio Net Income vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Net Income
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0
($2)
($4)
($6)
($8)
($10)
($12)
($14)
$1.11
$0.69
($8.52)
$0.14
$0.22
($12.18)
2021
2022
PEO CAP ($M)
Average NEO CAP ($M)
Net Income ($M)

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The Board recommends that stockholders vote for the ratification of such appointment. In the event of a negative vote on such ratification, the Board and Audit Committee will reconsider the selection, though a change will not necessarily be made. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our stockholders’ best interests.
On July 9, 2017 the Audit Committee, acting on behalf of the Board, appointed Marcum as the Company’s independent registered public accounting firm. Marcum has served as our independent registered public accounting firm since 2017.
The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2023. Stockholder approval is not required to appoint Marcum as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Marcum to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Macrum. If the selection of Marcum is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Precipio, Inc. and its stockholders.
We expect a representative of Marcum to be present in person or by telephone at the Annual Meeting and available to respond to appropriate questions. Marcum will also have the opportunity to make a statement if they desire to do so.
The following table shows information about fees that were billed or were expected to be billed by Marcum for the fiscal years ended December 31, 2021 and 2022:
2021
Audit fees	$262,443
Audit-related fees	—
Tax fees	—
All other fees	—
Total fees	$262,443
2022
Audit fees	$305,539
Audit-related fees	—
Tax fees	—
All other fees	—
Total fees	$305,539
Audit Fees. Audit fees consist of services rendered for the audit of our consolidated financial statements.
Audit-Related Fees. Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our consolidated financial statements and which are not reported under Audit Fees.
Tax Fees. Tax services consist primarily of planning, advice and compliance, or return preparation, for U.S. federal, state and local, as well as international jurisdictions.
All Other Fees. None.

Pre-Approval of Audit and Non-Audit Services
Under the Audit Committee Charter, the Audit Committee is required to pre-approve all audit and non-audit services to be provided to us by our independent registered public accounting firm and its member firms. All services provided by our independent registered public accounting firm in the fiscal year ended December 31, 2022 were pre-approved by the Audit Committee.
Assessment
The Audit Committee assessed Marcum’s performance as independent registered public accounting firm during the fiscal year ended December 31, 2022. The Committee assessed the performance of Marcum’s lead audit engagement partner and the audit team. The Committee reviewed a variety of indicators of audit quality including:
•	The quality and candor of Marcum’s communications with the Audit Committee and management;
•	How effectively Marcum maintained its independence and employed its independent judgment, objectivity, and professional approach;
•	The depth and expertise of the Marcum’s audit team; and
•	Marcum’s tenure as the Company’s independent registered public accounting firm and safeguards in place to maintain its independence.
As a result of its evaluation, the Audit Committee concluded that the selection of Marcum as the independent registered public accounting firm our fiscal year ending December 31, 2023 is in the best interest of the Company and its stockholders.
Vote Required
The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of Marcum as our independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. However, if our stockholders do not ratify the appointment of Marcum as the Company’s independent public accountant for the fiscal year ending December 31, 2023, the Audit Committee may reconsider its appointment.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AS SET OUT IN PROPOSAL TWO.

PROPOSAL 3
AUTHORIZATION OF THE BOARD TO, IN ITS DISCRETION, TO AMEND OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO OF ONE-FOR-TWO TO ONE-FOR-THIRTY AND IN CONNECTION THEREWITH, TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK ON A BASIS PROPORTIONAL TO THE REVERSE STOCK SPLIT RATIO
General
On April 13 2023, the Board unanimously adopted resolutions approving, declaring advisable and recommending to the stockholders for their approval a proposal to authorize the Board, in its discretion, to amend our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio in the range of one-for-two (1:2) or not more than one-for-thirty (1:30), such ratio to be determined by the Board, at any time prior to the one-year anniversary of the date on which the reverse stock split is approved by our stockholders at the Annual Meeting, with the exact ratio to be set within this range by our Board of Directors at its sole discretion and, in connection therewith, to decrease the number of authorized shares of our common stock on a basis proportional to the reverse stock split ratio (the “Reverse Stock Split”).
In its sole discretion, the Board of Directors may alternatively elect to abandon such proposed certificate of amendment and not effect the Reverse Stock Split approved by stockholders. Upon the effectiveness of the certificate of amendment to our Third Amended and Restated Certificate of Incorporation, effecting the Reverse Stock Split, (a) the outstanding shares of our common stock will be combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares in accordance with the ratio for the Reverse Stock Split selected by our Board of Directors and (b) the number of authorized shares of our common stock will be decreased on a basis proportional to the reverse stock split ratio.
The form of the proposed certificate of amendment to our Third Amended and Restated Certificate of Incorporation, to effect the Reverse Stock Split is attached as Annex A to this Proxy Statement. The certificate of amendment to our Third Amended and Restated Certificate of Incorporation, that will be filed to effect the Reverse Stock Split, will include the Reverse Stock Split ratio fixed by our Board of Directors, within the range approved by our stockholders.
Pursuant to the law of Delaware, our state of incorporation, the Board must adopt any amendment to our Third Amended and Restated Certificate of Incorporation and submit the amendment to our stockholders for their approval. Approval of this proposal will grant the Board the authority (but not the obligation), without further action by the stockholders, to carry out such action any time prior to one year from the date of the Annual Meeting, with the exact exchange ratio and timing to be determined at the discretion of the Board. The exchange ratio range of one-for-two (1:2) or not more than one-for-thirty (1:30) is based on the recent trading price of our common stock.
If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective upon the time specified in the certificate of amendment to our Third Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware. The exact timing of the filing of the certificate of amendment and the Reverse Stock Split will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to us and our stockholders, but the Reverse Stock Split will not occur after the one-year anniversary of the date on which the reverse stock split is approved by our stockholders at the Annual Meeting. In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the certificate of amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the certificate of amendment with the Secretary of State, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.
The primary purpose for effecting the Reverse Stock Split is to increase the per-share trading price of our common stock so as to:
•
maintain the listing of our common stock on the Nasdaq Capital Market and avoid delisting of our common stock from Nasdaq in the future on the basis of the Bid Price Rule (as defined below). Detailed discussion is set under “Reasons for the Reverse Split” below;

•
increase the acceptability of our common stock to long-term investors who may not find our shares attractive at their current prices due to the trading volatility often associated with stocks below certain prices;

•	decrease price volatility for our common stock, as small price movements currently may cause relatively large percentage changes in our stock price;
•
make our common stock eligible for investment by brokerage houses and institutional investors that have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin; and/or

•
make our common stock more attractive for investors who may be dissuaded from purchasing stocks below certain prices because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such low-priced stocks.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. A number of the anticipated benefits of the proposed Reverse Stock Split discussed above are contingent upon the split resulting in an increase in the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, would result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the Reverse Stock Split.
In evaluating whether to effect the Reverse Stock Split, our Board of Directors has taken, and will take, into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. In approving and recommending the Reverse Stock Split Proposal, our Board of Directors determined that these potential negative factors were significantly outweighed by the potential benefits.
Criteria to be Used for Decision to Apply the Reverse Stock Split
If our stockholders approve the Reverse Stock Split Proposal, our Board of Directors will be authorized, but not obligated, to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-2 to 1-for-30 range, would be determined by our Board of Directors and publicly announced by us prior to the effective time of the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, our Board of Directors will consider, among other things, factors such as:
•	Nasdaq’s minimum price per share requirements;
•	the historical trading prices and trading volume of our common stock;
•	the number of shares of our common stock outstanding;
•	the then-prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;
•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;
•	business developments affecting us; and
•	prevailing general market and economic conditions.
Reasons for the Reverse Stock Split
Our Board of Directors is seeking authority to effect the Reverse Stock Split as the reverse stock split would help us to maintain our listing on the Nasdaq Capital Market. By potentially increasing the per share trading value of our common stock, the reverse stock split would reduce the risk that our common stock could be delisted from the Nasdaq Capital Market.
Our common stock is publicly traded and listed on the Nasdaq Capital Market under the symbol “PRPO.” Our Board of Directors believes that, in addition to increasing the price of our common stock to meet the price criteria for continued

listing on the Nasdaq Capital Market, the Reverse Stock Split would potentially also make our common stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and the stockholders’ best interests.
As previously reported on October 28, 2022, Precipio, Inc. (the “Company”) received a letter from The Nasdaq Stock Market LLC notifying the Company that for the past 30 consecutive business days, the closing bid price per share of its common stock was below the $1.00 minimum bid price requirement for continued listing on the Nasdaq Capital Market, as required by Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). As a result, the Company was notified by Nasdaq Stock Market LLC that it is not in compliance with the Bid Price Rule. Nasdaq has provided the Company with 180 calendar days, or until April 26, 2023, to regain compliance with the Bid Price Rule. This notification has no immediate effect on the Company’s listing on the Nasdaq Capital Market or on the trading of the Company’s common stock.
To regain compliance with the Bid Price Rule, the closing bid price of the Company’s common stock must meet or exceed $1.00 per share for a minimum of ten consecutive business days during the 180-calendar day grace period. If the Company’s common stock does not regain compliance with the Bid Price Rule during this grace period, it may be eligible for an additional grace period of 180 calendar days provided that the Company satisfies Nasdaq’s continued listing requirement for market value of publicly held shares and all other initial listing standards for listing on The Nasdaq Capital Market, other than the minimum bid price requirement, and provides written notice to Nasdaq of its intention to cure the delinquency during the second grace period, by effecting a reverse stock split, if necessary. If the Company meets these requirements, Nasdaq will inform the Company that it has been granted an additional 180 calendar days. However, if it appears to Staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, Nasdaq will provide notice that the Company’s securities will be subject to delisting.
The Company intends to monitor the closing bid price of its common stock and may, if appropriate, evaluate various courses of action to regain compliance with the Bid Price Rule. However, there can be no assurance that the Company will be able to regain compliance with the Bid Price Rule.
In the event we are delisted from Nasdaq, the only established trading market for our common stock would be eliminated, and we would be forced to list our shares on the OTC Markets or another quotation medium, depending on our ability to meet the specific listing requirements of those quotation systems. As a result, an investor would likely find it more difficult to trade or obtain accurate price quotations for our shares. Delisting would likely also reduce the visibility, liquidity, and value of our common stock, reduce institutional investor interest in our company, and may increase the volatility of our common stock. Delisting could also cause a loss of confidence of potential industry partners, lenders, and employees, which could further harm our business and our future prospects. We believe that effecting the Reverse Stock Split may help us avoid delisting from Nasdaq and any resulting consequences.
In addition, our Board of Directors believes that the increase in the market price of our common stock that will result from the Reverse Stock Split could encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. Our Board of Directors believes that the higher share price that may result from the Reverse Stock Split could enable institutional investors and brokerage firms with such policies and practices to invest in our common stock.
Although we expect that the Reverse Stock Split will increase the market price of our common stock as a result of having fewer outstanding shares, the Reverse Stock Split may not result in a permanent increase in the market price of our common stock, which will continue to be dependent on many factors, including general economic, market and industry conditions and other factors detailed from time to time in the reports we file with the SEC.
Certain Risks Associated with the Reverse Stock Split
There can be no assurance that the total market capitalization of our common stock after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per-share market price of our common stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding in connection with the Reverse Stock Split. Also, we cannot assure you that the Reverse Stock Split will lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of other factors, including our ability to successfully accomplish our business goals, market conditions and the market perception of our business. A decline in the market price of the common stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split. The market price of the common stock is based on our performance and other factors, which are unrelated to the number of shares of common stock outstanding. You should also keep in mind that the implementation of the Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our company (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after the proposed Reverse Stock Split, then the actual or intrinsic value of the shares of our common stock held by you will also proportionately decrease as a result of the overall decline in value.
Further, the liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the expected increase in stock price as a result of the Reverse Stock Split is not sustained. For instance, the proposed Reverse Stock Split may increase the number of stockholders who own odd lots (less than 100 shares) of our common stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting sales. If we effect the Reverse Stock Split, the resulting per-share stock price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.
The reverse stock split may result in some stockholders owning “odd lots” of fewer than 100 shares of the common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.
While our Board of Directors has proposed the Reverse Stock Split to bring the price of our common stock back above $1.00 per share to meet the requirements for the continued listing of our common stock on Nasdaq, there is no guarantee that the price of our common stock will not decrease in the future, or that our common stock will remain in compliance with Nasdaq listing standards. Additionally, there can be no guarantee that the closing bid price of our common stock will remain at or above $1.00 for 10 consecutive trading days, whether following the Reverse Stock Split or otherwise, which is required to cure our current Nasdaq listing standard deficiency.
Effect of the Reverse Stock Split
If the Reverse Stock Split Proposal is approved by our stockholders, and our Board of Directors elects to effect the Reverse Stock Split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the split chosen by our Board of Directors. As of the effective time of the Reverse Stock Split, we would also adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and other rights to acquire our common stock. In addition, as of the effective time of the Reverse Stock Split, we would adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock plans.
The Reverse Stock Split would be effected simultaneously for all outstanding shares of our common stock. The Reverse Stock Split would affect all of our stockholders uniformly and would not change any stockholder’s percentage ownership interest in our company, except to the extent that the Reverse Stock Split results in any of our stockholders owning fractional shares. We will not issue any fractional shares as a result of the Reverse Stock Split, and in lieu thereof any stockholders that would otherwise be entitled to receive a fractional share will be entitled to a cash payment. The Reverse Stock Split would not change the terms of our common stock. The Reverse Stock Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Stock Split, we would continue to be subject to the periodic reporting requirements of the Exchange Act.
After the effective time of the Reverse Stock Split, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

Assuming Reverse Stock Split ratios of 1-for-2 (1:2), 1-for-15 (1:15) and 1-for-30 1:30), which reflect the low end, middle and high end of the range that our stockholders are being asked to approve the following table contains approximate information relating to our common stock, our preferred stock, our options, and our convertible notes under each of the possible split ratios (without giving effect to the treatment of fractional shares discussed below in “Mechanics of the Reverse Stock Split-Fractional Shares”), based on approximately share information as of April 21, 2023.
	Date: April 21, 2023	One-for-Two Split (1:2)	One-for-Fifteen Split (1:15)	One-for-Thirty Split (1:30)
Number of authorized shares of common stock	150,000,000	150,000,000	150,000,000	150,000,000
Number of outstanding shares of common stock	23,436,798	11,718,399	1,562,453	781,226
Number of authorized shares of preferred stock	15,000,000	15,000,000	15,000,000	15,000,000
Number of designated shares of Series B preferred stock	6,900	6,900	6,900	6,900
Number of outstanding shares of Series B preferred stock	47	47	47	47
Number of shares of common stock reserved for issuance upon conversion of outstanding Series B preferred stock	117,500	58,750	7,833	3,916
Number of shares of common stock reserved for issuance upon exercise of outstanding stock options, stock appreciation rights, common stock warrants and convertible notes	5,305,418	2,652,709	353,694	176,847
Number of shares of common stock reserved for issuance in connection with future awards under our equity compensation plans	227,902	113,951	15,193	7,596
Number of authorized and unreserved shares of preferred stock not outstanding	14,999,953	14,999,953	14,999,953	14,999,953
Number of authorized and unreserved shares of common stock not outstanding	120,912,382	135,456,191	148,060,825	149,030,413
If our Board of Directors does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split would terminate.
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the Reverse Stock Split Proposal, except to the extent of their ownership in shares of our common stock and securities exercisable for our common stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Stock Split as all other outstanding shares of our common stock and securities exercisable for our common stock.
Authorized Shares of Common Stock
Pursuant to our Third Amended and Restated Certificate of Incorporation, as amended, we currently have 150,000,000 shares of common stock authorized for issuance. On December 20, 2018, the Company’s stockholders approved the proposal to authorize the Company’s Board of Directors to, in its discretion, amend the Company’s Third Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 150,000,000 shares to 250,000,000 shares. The Company has not yet implemented this increase.
At the present time, the Company does not have any plans, proposals or arrangements, written or otherwise, to issue any of the authorized but unissued shares of common stock that would become available as a result of the effectiveness of the amendment to our Third Amended and Restated Certificate of Incorporation to effect the reverse stock split of our outstanding shares of common stock. However, it is highly likely that we will issue additional shares in the future. Please see “Potential Anti-Takeover Effects” below for more information.
Although the reverse stock split will not have any dilutive effect on our stockholders (other than de minimis adjustments that may result from the treatment of fractional shares), if the Reverse Split Proposal is approved by the Company’s stockholders and a reverse stock split is effectuated, a reverse stock split would reduce, on a proportionate basis for each stockholder, the aggregate number of shares of common stock outstanding without reducing the total number of shares of common stock authorized for issuance, whether or not such number remains at 150,000,000 or is increased to 250,000,000. As a result, additional authorized shares of common stock will be available for issuance at such times and for such purposes as the Board may deem advisable without further action by our stockholders, except as required by applicable laws and regulations. Any such future issuance of common stock could, depending on the circumstances, be used to deter a potential takeover or have a further dilutive effect on the earnings per share, voting power and other interests of existing stockholders.
Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates
If stockholders approve the Reverse Stock Split Proposal, and if our Board of Directors determines to effect the Reverse Stock Split (with the ratio to be determined in the discretion of the Board of Directors within the parameters described), we will file with the Secretary of State of the State of Delaware a certificate of amendment to our Third Amended and Restated Certificate of Incorporation, in the form attached hereto as Annex A, reflecting such reverse stock split ratio determined by the Board of Directors. The Reverse Stock Split will become effective at the time and on the date of filing of, or at such later time as is specified in, the certificate of amendment, which we refer to as the “effective time” and the “effective date,” respectively. The effective time of the certificate of amendment shall be determined in the discretion of our Board of Directors and in accordance with applicable law. Beginning at the effective time, each certificate representing shares of common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Stock Split.
Our Board of Directors has approved the amendment to our Third Amended and Restated Certificate of Incorporation in the form attached hereto as Annex A. The ratio of the Reverse Stock Split, within the parameters described, and the implementation and timing of such Reverse Stock Split shall be determined in the discretion of our Board of Directors.
Following any reverse stock split, stockholders holding physical certificates would need to exchange those certificates. As we are now fully participating in the direct registration system, you will not receive a replacement physical certificate. Instead you will receive uncertificated shares and a written confirmation from our transfer agent, indicating the whole number of uncertificated shares you own after the effect of the Reverse Stock Split and a cash payment in lieu of any fractional shares.
If the Reverse Stock Split is implemented, our transfer agent will advise registered stockholders of the procedures to be followed to exchange certificates in a letter of transmittal to be sent to stockholders. No written confirmations will be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to our transfer agent. Any old shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so. Our common stock will also receive a new CUSIP number on any new stock certificates issued representing post-reverse stock split shares.
Certain of our registered stockholders hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not hold physical certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds shares of common stock in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares or payment in lieu of fractional shares, if applicable. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our common stock held following the Reverse Stock Split.
Upon the Reverse Stock Split, we intend to treat stockholders holding our common stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Brokers, banks or other nominees will be instructed to process a reverse stock split for their beneficial holders holding our common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing a reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee. If you are entitled to a payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after our transfer agent completes the aggregation and sale described below in “Fractional Shares.”

Fractional Shares
We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio would be entitled to receive a cash payment in lieu thereof at a price equal to the fraction of a share to which the stockholder would otherwise be entitled multiplied by the closing price of our common stock as reported on Nasdaq on the effective date of the Reverse Stock Split. Stockholders who own their shares in certificated form will receive such cash payment in lieu of fractional shares following the surrender of their pre-Reverse Stock Split certificate(s) for post- Reverse Stock Split shares. The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment.
No Appraisal Rights
No action is proposed herein for which the laws of the State of Delaware, or our Third Amended and Restated Certificate of Incorporation, or our Bylaws provide a right to our stockholders to dissent and obtain an appraisal of, or payment for, such stockholders’ capital stock.
Accounting Matters
If the Reverse Stock Split is implemented, the par value per share of our common stock will remain unchanged at $0.01 per share after the reverse stock split. As a result of the reverse stock split, at the effective time of the reverse stock split, the stated capital on our balance sheet attributable to the common stock, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced in proportion to the reverse stock split ratio. Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently outstanding shares of common stock, will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. In addition, the per share net income or loss of our common stock, for all periods, will be restated because there will be fewer outstanding shares of common stock.
Reservation of Right to Abandon the Reverse Stock Split
Our Board of Directors reserves the right to abandon the amendment to our Third Amended and Restated Certificate of Incorporation, described in this Reverse Stock Split Proposal without further action by our stockholders at any time before the effective time, even if stockholders approve such amendment at the Annual Meeting. By voting in favor of the amendment to our Third Amended and Restated Certificate of Incorporation, stockholders are also expressly authorizing the Board of Directors to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.
Potential Anti-Takeover Effects
Since the reverse stock split will result in increased available shares of common stock, it may be construed as having an anti-takeover effect. Although neither the Board nor management views this proposal as an anti-takeover measure, and the Board has no current plans to utilize the additional authorized shares to entrench present management, we could use the increased available shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders. For example, we could privately place shares with purchasers who might side with the Board in opposing a hostile takeover bid or issue shares to a holder which would, thereafter, have sufficient voting power to assure that any proposal to amend or repeal our Bylaws or certain provisions of the Third Amended and Restated Certificate of Incorporation would not receive the requisite vote.
There are no provisions in our Third Amended and Restated Certificate of Incorporation or Bylaws or other material agreements to which we are a party that would, in our management’s judgment, have an anti-takeover effect; however, our Amended and Restated Bylaws contain certain advance notification requirements for nominations of persons for election to the Board and proposals by stockholders at annual and special meetings of stockholders.
The Board is not aware of any pending takeover or other transactions that would result in a change in control of the Company, and the proposal was not adopted to thwart any such efforts.

Dissenters’ or Appraisal Rights
Under the General Corporation Law of the State of Delaware, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Split to us and to U.S. Holders (as defined below). This discussion does not purport to be a complete analysis of all potential tax consequences and is based on the Internal Revenue Code of 1986, as amended, which we refer to as the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service, which we refer to as the IRS, in each case in effect as of the date of this Proxy Statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code ), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.
This discussion is limited to U.S. Holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, dealers or traders in securities, commodities or currencies, stockholders who hold our common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, persons who acquired their common stock pursuant to the exercise of employee stock options or otherwise as compensation, or U.S. Holders who actually or constructively own 10% or more of our voting stock.
If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.
In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after, or at the same time as the proposed Reverse Stock Split, whether or not they are in connection with the proposed Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the proposed Reverse Stock Split may not be the same for all stockholders.

Please consult your own tax advisor concerning the particular U.S. federal tax consequences of the proposed Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign tax consequences.
Tax Consequences to the Company. The proposed Reverse Stock Split is intended to be treated as a “recapitalization” pursuant to Section 368(a)(1)(E) of the Code. As a result, we should not recognize taxable income, gain or loss in connection with the proposed Reverse Stock Split.
Tax Consequences to U.S. Holders. A U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our common stock exchanged therefor (reduced by the amount of such basis that is allocated to any fractional share of our common stock). The U.S. Holder’s holding period in the shares of our common stock received pursuant to the proposed Reverse Stock Split should include the holding period in the shares of our common stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization, such as the proposed Reverse Stock Split, to shares received in the recapitalization. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. Holder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional share of our common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Stock Split shares were held for one year or less at the effective time of the Reverse Stock Split and long term if held for more than one year.
A U.S. Holder may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Stock Split. A U.S. Holder will be subject to backup withholding if such U.S. Holder is not otherwise exempt and such U.S. Holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and foreign tax consequences to you of the proposed Reverse Stock Split.
Vote Required and Board of Directors Recommendation
Pursuant to the Delaware General Corporation Law, this proposal must be approved by the affirmative vote of stockholders holding a majority of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and any broker non-votes with respect to this proposal will have no effect on this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AUTHORIZATION OF THE BOARD TO, IN ITS DISCRETION, TO AMEND OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO OF ONE-FOR-TWO TO ONE-FOR-THIRTY AND IN CONNECTION THEREWITH, TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK ON A BASIS PROPORTIONAL TO THE REVERSE STOCK SPLIT RATIO

REPORT OF THE AUDIT COMMITTEE
The Company’s management is responsible for the preparation of the Company’s consolidated financial statements and for maintaining an adequate system of internal controls and processes for that purpose. Marcum LLP (“Marcum”) acts as the Company’s independent registered public accounting firm and they are responsible for conducting an independent audit of the Company’s annual consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (“PCAOB”), and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.
The Audit Committee has received the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding the Marcum’s communications with the Audit Committee concerning independence and has discussed with Marcum its independence. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2022 with management of the Company and with representatives of Marcum. The Audit Committee’s discussions with Marcum also included the matters required by Auditing Standard No. 1300, Auditor Communications, as adopted by the PCAOB. In addition, the Audit Committee received the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding its communications with the Audit Committee concerning independence, and has discussed with Marcum its independence from the Company and its management.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.
Kathleen D. LaPorte, Chairperson
Douglas Fisher, M.D.
Richard Sandberg

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Precipio, Inc., 4 Science Park, New Haven, Connecticut 06511, Attention: Corporate Secretary, telephone: (203) 787-7888. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2024 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than January 2, 2024. However, if the date of the 2024 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Precipio, Inc., 4 Science Park, New Haven, Connecticut 06511, Attention: Corporate Secretary.
If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our corporate secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (A) the 90th day prior to the scheduled date of such annual meeting or (B) the tenth day following the day on which public announcement of the date of such annual meeting was first made. For stockholder proposals to be brought before the 2024 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices not later than March 17, 2024 and no earlier than February 5, 2024. Stockholder proposals and the required notice should be addressed Precipio, Inc., 4 Science Park, New Haven, Connecticut 06511, Attention: Corporate Secretary.
To comply with the universal proxy rules stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the anniversary of the Annual Meeting, or April 16, 2023.

SOLICITATION OF PROXIES
This solicitation is made on behalf of the Board of Directors. We will bear the costs of preparing, mailing, online processing and other costs of the proxy solicitation made by the Board of Directors. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the recommendations of the Board of Directors. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.
OTHER MATTERS
As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

By Order of the Board of Directors of
Precipio, Inc.

Sincerely,

/s/ Ilan Danieli

Ilan Danieli
President and Chief Executive Officer
New Haven, Connecticut

April 25, 2023

Annex A
CERTIFICATE OF AMENDMENT
OF
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
PRECIPIO, INC.
(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)
THE UNDERSIGNED, being a duly appointed and authorized officer of Precipio, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware (the “Corporation”), does hereby certify, on behalf of the Corporation, as follows for the purpose of amending the Corporation’s Third Amended and Restated Certificate of Incorporation, as amended:
1.	The name of this corporation is Precipio, Inc.
2.
This Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation was duly adopted by written consent of the board of directors and the stockholders of the Corporation in accordance with the applicable provisions of Sections 222, 228, 242 and 245 of the General Corporation Law of the State of Delaware.

3.	That the Corporation’s Amended and Restated Certificate of Incorporation, as amended, is hereby amended hereby amended by adding the following new paragraph as Section 4.6:
“Upon the filing and effectiveness (the “Effective Time”) of this Certificate Amendment to the Corporation’s Third Amended and Restated Certificate of Incorporation, as amended, pursuant to the Delaware General Corporation Law, each   (   ) shares of the Common Stock issued immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified and combined into one validly issued, fully paid and non-assessable share of the Corporation’s common stock, $0.001 par value per share (the “New Common Stock”), without any action by the holder thereof (the “Reverse Stock Split”) and without increasing or decreasing the authorized number of shares of Common Stock or the Preferred Stock. No fractional shares of New Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate or book entry position which formerly represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of New Common Stock to which such holder would otherwise be entitled multiplied by the closing price per share of the New Common Stock on The Nasdaq Capital Market at the close of business on the date of the Effective Time. Each certificate that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified and combined; provided, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination. The Reverse Stock Split shall occur automatically without any further action by the holders of the shares of Common Stock and Preferred Stock affected thereby. All rights, preferences and privileges of the Common Stock and the Preferred Stock shall be appropriately adjusted to reflect the Reverse Stock Split in accordance with this Third Amended and Restated Certificate of Incorporation.”
IN WITNESS WHEREOF, this Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation has been executed this       day of     , 202 .
By:
Name:
Title:
A-1

PRECIPIO

PRECIPIO, INC.
4 SCIENCE PARK
NEW HAVEN, CT 06511

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 14, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PRPO2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions to cast your vote.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 14, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes must be received by 11:59 PM ET on June 14, 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V13889-P93082

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRECIPIO, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect Richard Sandberg, Douglas Fisher, M.D. and Jeffrey Cossman, M.D. as Class II directors for terms to expire in 2026.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Richard Sandberg
02) Douglas Fisher, M.D.
03) Jeffrey Cossman, M.D.

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Other business may come before the annual meeting and any other adjournments or postponements thereof. You may attend the annual meeting via the Internet at www.virtualshareholdermeeting.com/PRPO2023 and vote during the meeting. Have your 16-digit control number available and follow the instructions.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The votes entitled to be cast by the stockholder(s) will be cast in the direction of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting of Stockholders to another time and/or place, that may properly come before the annual meeting or adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE THE SHARES AS SOON AS POSSIBLE.

V13890-P93082

PRECIPIO, INC.
Annual Meeting of Stockholders
June 15, 2023 10:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Ilan Danieli and Carl Iberger, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/ Preferred) Stock of PRECIPIO, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Time on June 15, 2023, live via webcast at www.virtualshareholdermeeting.com/PRPO2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If this proxy is executed, but no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side